As filed with the Securities and Exchange Commission on October 15, 2018

Securities Act File No. 333-________

United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549.

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No.	[ ]

Valued Advisers Trust

(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Address of Registrant’s Principal Executive Offices)

(855) 280-9648

(Registrant’s Telephone Number, including Area Code)

CT Corporation System

1300 East Ninth Street

Cleveland, Oh 44114

(Name and Address of Agent for Service)

With copies to:

Alan R. Gedrich Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600
Philadelphia, PA 19103

Title of Securities Being Registered: Shares of a series of the Registrant - Dana Epiphany ESG Equity Fund.

It is proposed that this Registration Statement will become effective on November 14, 2018 pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares.

Approximate date of proposed public offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

EPIPHANY FFV FUND

A SERIES OF EPIPHANY FUNDS

200 N. Mesquite Street, Suite 205

Arlington, TX 76011

November __, 2018

Dear Shareholder:

We wish to provide you with some important information concerning your investment. You are receiving the enclosed Combined Proxy Statement/Prospectus because you own shares of the Epiphany FFV Fund, a series of the Epiphany Funds (the “Trust”). The Board of Trustees of the Trust (the “Board”), after careful consideration, has approved the reorganization of the Epiphany FFV Fund (the “Existing Fund”) into the Dana Epiphany ESG Equity Fund (the “New Fund”), a series of Valued Advisers Trust (“VAT”) (the “Reorganization”). The Existing Fund and the New Fund are sometimes each referred to separately as a “Fund” and together as the “Funds.” The Existing Fund and New Fund have identical investment objectives and similar, though not identical, principal investment strategies. As a general matter, we believe that after the Reorganization, the New Fund will provide you with a similar investment strategy, the opportunity to convert your investment to that strategy on a tax free basis, portfolio management efficiencies including leveraging existing relationships with platforms and fund service providers, and sharing in certain economies realized by VAT and shared among its series to the benefit of shareholders of the New Fund.

Trinity Fiduciary Partners, LLC (“Trinity”) is the Existing Fund’s investment adviser. Trinity believes that the shareholders of the Existing Fund will benefit from the Reorganization where Dana Investment Advisors, Inc. (“Dana”) will serve as adviser to the New Fund.

A Special Meeting of Shareholders of the Existing Fund is to be held at 8:00 a.m. Eastern time on December 17, 2018, at 200 N. Mesquite Street, Suite 205, Arlington, TX 76011, where shareholders of the Existing Fund will be asked to vote on the Reorganization of the Existing Fund into the New Fund. Enclosed are a Combined Proxy Statement / Prospectus (the “Proxy Statement”) that includes information regarding the Reorganization and the New Fund, a proxy card for your vote at the meeting, and a postage-prepaid envelope in which to return your proxy card. Also enclosed is the Statement of Additional Information to the Proxy Statement, which should be read in conjunction with the Proxy Statement and provides additional information about the Reorganization and the New Fund.

At the recommendation of Trinity, the Board concluded that the Reorganization is in the best interests of the Existing Fund and its shareholders. In approving the Reorganization, the Board considered, among other things, the terms and conditions of the Agreement and Plan of Reorganization, a copy of which is appended to the Proxy Statement as Appendix A (the “Plan of Reorganization”), that the Funds have identical investment objectives and similar, though not identical, principal investment strategies, that other practical alternatives to the Reorganization included a liquidation of the Existing Fund, which would be a taxable event and, as such, potentially entail adverse consequences for shareholders, whereas it is not anticipated that the Reorganization will have any adverse tax consequences for shareholders.

The Plan of Reorganization provides that the Existing Fund will transfer all of its assets and liabilities to the New Fund. In exchange for the transfer of these assets and liabilities, the New Fund will assume all of the Existing Fund’s liabilities, known and unknown, and simultaneously issue shares to the Existing Fund in an amount equal in value to the net asset value of the Existing Fund’s shares as of the close of business on or about [December 28, 2018] (the “Closing Date”). As part of the Reorganization, the Existing Fund will make a liquidating distribution to its shareholders of the New Fund shares it receives, so that a holder of shares in the Existing Fund at the Closing Date will receive the same number of shares of the New Fund as the shareholder held in the Existing Fund immediately before the Reorganization. Shareholders who own Class A shares of the Existing Fund will receive Investor Class shares of the New Fund, and shareholders who own Class I share of the Existing Fund will receive Institutional Class shares of the New Fund.

Following the Reorganization, the Existing Fund will cease operations as a separate series of the Trust. Shareholders of the Existing Fund will not be assessed any sales charges, redemption fees or any other shareholder fee in connection with the Reorganization.

The Board, on behalf of the Existing Fund, has approved the proposed Reorganization, at the request of Trinity, subject to approval by the Existing Fund’s shareholders.

Likewise, the Board of Trustees of VAT has authorized the formation of the New Fund and approved an investment advisory agreement with Dana to serve as the New Fund’s investment adviser.

More information on the New Fund, reasons for the proposed Reorganization and benefits to the Existing Fund’s shareholders is contained in the enclosed Proxy Statement. You should review the Proxy Statement carefully and retain it for future reference. Shareholder approval is required to effect the Reorganization, which is expected to close on or about [December 28, 2018].

Sincerely,

Samuel J. Saladino, III

President, Epiphany Funds

EPIPHANY FUNDS

Epiphany FFV Fund

200 N. Mesquite Street, Suite 205

Arlington, TX 76011

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 17, 2018

To the Shareholders of the Epiphany FFV Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of the Epiphany FFV Fund (the “Existing Fund”), a series of Epiphany Funds, is to be held at 8:00 a.m. Eastern time on December 17, 2018, at 200 N. Mesquite Street, Suite 205, Arlington, TX 76011.

The Special Meeting is being held to consider an Agreement and Plan of Reorganization (the “Plan”) providing for the transfer of all of the assets of the Existing Fund to the Dana Epiphany ESG Equity Fund (the “New Fund”), a new series of Valued Advisers Trust (“VAT”).

The transfer effectively would be an exchange of your shares of the Existing Fund for shares of the New Fund, which would be distributed pro rata by the Existing Fund to holders of its shares in complete liquidation of the Existing Fund, and the New Fund’s assumption of the Existing Fund’s liabilities, known and unknown, as follows:

Epiphany Funds		Valued Advisers Trust
Class A Shares Existing Fund	→	Investor Class Shares New Fund
Class I Shares Existing Fund	→	Institutional Class Shares New Fund

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof. Holders of record of the shares of beneficial interest in the Existing Fund as of the close of business on November 2, 2018, are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve the Plan is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve the Plan are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal. Whether or not a quorum is present, any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares represented at that meeting, either in person or by proxy. The meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice, unless a new record date is established for the adjourned meeting and the adjourned meeting is held less than 10 days or more than 90 days from the record date. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

By order of the Board of Trustees of Epiphany Funds,

Samuel J. Saladino, III

President, Epiphany Funds

IMPORTANT — We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote in person at the time and at the address indicated on your proxy card. Your prompt vote may save the Epiphany FFV Fund the necessity of further solicitations to ensure a quorum at the Special Meeting.

QUESTIONS AND ANSWERS

We recommend that you read the complete Combined Proxy Statement/Prospectus enclosed herewith. The following Questions and Answers provide an overview of the key features of the Reorganization and of the information contained in the Combined Proxy Statement/Prospectus.

Q.	What is this document and why did we send it to you?
A.	The Combined Proxy Statement/Prospectus provides you with information about a proposed reorganization of the Epiphany FFV Fund (the “Existing Fund”) into the Dana Epiphany ESG Equity Fund (the “New Fund”) (the “Reorganization”). The Existing Fund is a series of Epiphany Funds, and the New Fund is a series of the Valued Advisers Trust (“VAT”). The Existing Fund and the New Fund are sometimes each referred to separately as a “Fund” and together as the “Funds.” The Funds pursue the same investment objective and employ substantially similar investment strategies. When the Reorganization is completed, your shares of the Existing Fund will have been effectively exchanged for shares of the New Fund, and the Existing Fund will be terminated as a series of the Trust. Please refer to the Combined Proxy Statement/Prospectus for a detailed explanation of the Reorganization and a more complete description of the New Fund.

You are receiving this Combined Proxy Statement/Prospectus because you own shares of the Existing Fund as of November 2, 2018 (the “Record Date”). The Board of Trustees of Epiphany Funds (the “Board”) has called the Special Meeting, at which you will be asked to vote on the Reorganization. If shareholders of the Existing Fund do not vote to approve the Reorganization, the Trustees of Epiphany Funds will consider other possible courses of action in the best interests of shareholders, including liquidation of the Existing Fund.

Q.	Why is the Reorganization being proposed?
A.	The Board of Trustees of the Trust has called the Special Meeting at which you will be asked to vote on the Reorganization of the Existing Fund, a series of Epiphany Funds with and into the New Fund, a series of VAT. Dana Investment Advisor, Inc. (“Dana”), adviser to the New Fund, advises two additional series of VAT and believes it may help in the marketing and growth of the New Fund. Dana believes that its Dana Family of Funds platform and exiting client base present the opportunity for higher New Fund net assets, which will lead to an increased likelihood of realizing economies of scale and lower total operating expenses of the New Fund to the benefit of shareholders. The Existing Fund’s Board has approved the Reorganization and this combined proxy statement/prospectus. The Existing Fund’s Board believes that this Reorganization is in the best interests of the Existing Fund’s shareholders and the New Fund’s board of trustees has approved the Reorganization and this Combined Proxy Statement/Prospectus.
Q.	Has the Board of Trustees approved the Reorganization?
A.	Yes, the Board has approved the Reorganization. The Epiphany Funds Board has determined that the Reorganization is in the best interests of the shareholders of the Existing Fund.
Q.	What will happen to my existing shares? Will my expenses remain the same?
A.	Your shares of the Existing Fund will be exchanged for shares of the New Fund. Shareholders of Class A Shares of the Existing Fund will receive Investor Class Shares of the New Fund, and shareholders of Class I Shares of the Existing Fund will receive Institutional Class shares of the New Fund. You will not pay any sales charges in connection with the Reorganization. The new shares you receive will be equal in number, and have the same total value as your Existing Fund shares immediately prior to the Reorganization, so that the value of your investment will remain exactly the same.

The New Fund’s advisory fee will be lower than the current advisory fee of the Existing Fund (Dana, as adviser of the New Fund, will be paid a fee equal to 0.65% of the New Fund’s average daily net assets which is lower than the management fee of 0.70% currently paid by the Existing Fund). The total expense ratio for the New Fund is expected to be lower than the Existing Fund, and shareholders are not expected to be impacted by the New Fund’s proposed fee structure due to the expense limitation agreement, discussed below, and are expected to benefit from lower estimated “Other Expenses” in the longer term due to operational and management efficiencies. Each of the Existing Fund’s Class A shares and the New Fund’s Investor Class shares pay 0.25% of each class’s average daily net assets for Distribution and/or Service (12b-1) Fees. The Existing Fund’s Class I shares and the New Fund’s Institutional Class shares do not pay any such Distribution and/or Service (12b-1) Fees. Additionally, it is expected that the New Fund will have lower Other Expenses and gross total expenses than the Existing Fund. Dana has contractually agreed to waive fees and/or reimburse expenses of the New Fund for at least one year from the effective date of the New Fund’s prospectus, to insure that, subject to certain limitations, total annual fund operating expenses after fee waiver/reimbursement do not exceed 1.10% and 0.85% for Investor Class shares and Institutional Class shares, respectively. The expenses of the Existing Fund are currently limited to 1.50% and 1.25% via a similar operating expense reimbursement agreement with Trinity.

Q.	How will the Reorganization affect me as a shareholder?
A.	Upon the closing of the Reorganization, Existing Fund shareholders will become shareholders of the New Fund. With the Reorganization, all of the assets and the liabilities of the Existing Fund will become those of the New Fund. Shareholders of Class A Shares of the Existing Fund will receive Investor Class Shares of the New Fund, and shareholders of Class I Shares of the Existing Fund will receive Institutional Class shares of the New Fund. An account will be created for each shareholder that will be credited with shares of the New Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Existing Fund shares at the time of the Reorganization.

No physical share certificates will be issued to shareholders.

Q.	Are the Funds’ Objectives and Strategies Different?
A.	Each Fund’s investment objective is to seek long-term growth of capital. The strategies of the New Fund will be substantially similar to those of the Existing Fund, but there are differences, as noted below, in the investment strategies employed by the Existing Fund and the New Fund to achieve this objective as a result of the implementation of a new adviser for the New Fund. Both funds seek to achieve their investment objectives primarily through investment in publicly traded equity securities using a disciplined, risk-controlled investment process. The investment process for the New Fund is a sector-neutral relative-value approach that has been used by Dana since 1999. The New Fund is designed to resemble the broad market, add value above market returns through superior stock selection and yet exhibit lower volatility than the market.

Each Fund’s investment process combines quantitative and fundamental techniques. Individual securities in the New Fund are chosen after fundamental research to identify companies with attractive valuations relative to peer companies, relative to the broader economic sector in which companies are members, and relative to the historical and forecasted growth the companies may exhibit. The portfolio managers of the Existing Fund apply economic criteria to select up to 100 equity securities for the Fund's portfolio to correlate to the stock sectors of the Fund’s benchmark. Economic criteria used includes the company’s valuation, growth potential, dividend policy, and other economic factors. The portfolio holdings of eligible companies within each sector are weighted as equally as feasible at the time of purchase.

Under normal circumstances, the New Fund will invest at least 80% of its net assets in a diversified portfolio of equity securities. The Existing Fund does not have a stated 80% investment policy, but has historically held at least 80% of its assets in equities. Both the Existing Fund and the New Fund select from a group of equity securities with market capitalizations above $10 billion, although the New Fund may also invest in companies of any size, including what are commonly referred to as small-cap and mid-cap companies.

Dana applies an ESG screening process with security selection for the New Fund and Trinity applies a similar screening method to the Existing Fund that focuses on Biblically Responsible Investing principles. Application of each screening process is based on information known by the Fund’s adviser and information provided by third parties that compile and publish such data. The screening criteria for both Funds is based on the belief in responsible investing consistent with Christian moral and social justice principles as outlined by the U.S. Conference of Catholic Bishops Socially Responsible Investment Guidelines and other Christian teachings. The criteria are reviewed from time to time by each Fund’s adviser.

Both Funds will generally exclude companies that are known to:

•	Directly participate in abortion;
•	Manufacture contraceptives;
•	Produce pornographic media content;
•	Engage in scientific research on human fetuses or embryos;
•	Have recent material fines or legal judgments relating to employee discrimination or human rights abuses, employee health or safety or environmental violations; and
•	Manufacture nuclear weapons, biological or chemical weapons, indiscriminate weapons of mass destruction or anti-personnel landmines;

The Existing Fund also will generally exclude companies that are known to use company assets to advocate for or against any of the issues listed above as well as other political issues that are not directly related to the Company’s primary service or product. With each Fund, eligible companies are further evaluated by the adviser and an assessment is made concerning their record on human rights, environment and corporate governance, both positive and negative. The screening process is designed to measure a company’s impact on people, communities and the market and is an integral part of the investment process.

Q.	When will the Reorganization occur?

A.	The Reorganization is expected to take effect on or about [December 28, 2018], or as soon as possible thereafter.
Q.	Who will pay for the Reorganization?
A.	The costs of the Reorganization will be borne by Dana, regardless of whether the Closing occurs. The costs of the Reorganization are expected to be approximately $75,000.
Q.	Will the Reorganization result in any federal tax liability to me?
A.	The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization. If the Reorganization so qualifies, shareholders of the Existing Fund will not recognize a gain or loss in the transaction.
Q.	Can I redeem my shares of the Existing Fund before the Reorganization takes place?
A.	Yes. You may redeem your shares, at any time before the Reorganization takes place, as set forth in the Existing Fund’s prospectus. If you choose to do so, your request will be treated as a normal exchange or redemption of shares. Shares that are held as of [December 28, 2018] will be exchanged for shares of the New Fund.
Q.	Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganization?
A.	No. Shareholders will not pay any sales load, commission or other similar fee in connection with the Reorganization.
Q.	Are there differences in front-end sales loads or contingent deferred sales charges?
A.	Yes. Class A shares of the Existing Fund charge a maximum front end sales load of 5.00% and a 2.00% redemption fee on amounts redeemed within 60 days of purchase. Investor Class shares of the New Fund do not charge a front end load or a contingent deferred sales charge. Both Investor Class and Institutional Class of the New Fund charge $15.00 for shares redeemed by wire transfer but no other early redemption fee. Neither Class I shares of the Existing Fund nor Institutional Class shares of the New Fund have a front end or contingent deferred sales charge. Class I shares of the Existing Fund charge a 2.00% redemption fee on amounts redeemed within 60 days of purchase. No Existing Fund shareholder will be charged a load for the exchange of their shares in connection with Reorganization or be subject to any additional sales charges with respect to shares issued in the Reorganization following the Reorganization.

Q.	How do I vote my shares?
A.	You can vote your shares by mail by following the instructions on the enclosed proxy card. You may also vote your shares in person by attending the meeting in person on December 17, 2018 at 200 N. Mesquite Street, Suite 205, Arlington, TX 76011.
Q.	Who should I call with questions about this proxy?
A.	If you have any questions about the Reorganization, Plan, Proxy Statement or the proxy card, please do not hesitate to call 1-800-320-2185.

Important additional information about the Reorganization is set forth in the accompanying Combined Proxy Statement/Prospectus. Please read it carefully.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense to Trinity in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Each party must sign the proxy card. Each party should sign exactly as shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1)	ABC Corp	ABC Corp.
(2)	ABC Corp	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust.
(2)	f/b/o John B. Smith, Jr. UGMA Estate of John B. Smith	John B. Smith John B. Smith, Jr., Executor

We encourage you to review all of the important information contained in the proxy materials before voting.

PROXY STATEMENT FOR

EPIPHANY FFV FUND, A SERIES OF EPIPHANY FUNDS

200 N. Mesquite Street, Suite 205

Arlington, TX 76011

207-347-2000

PROSPECTUS FOR

Dana Epiphany ESG Equity Fund,

A SERIES OF Valued Advisers TRUST

Dana Investment Advisors, Inc.

20700 Swenson Drive, Suite 400

Waukesha, Wisconsin 53186

1.800.765.0157

DATED NOVEMBER __, 2018

RELATING TO THE REORGANIZATION OF

EPIPHANY FFV FUND

WITH AND INTO

Dana Epiphany ESG Equity Fund

This Combined Proxy Statement/Prospectus is furnished to you as a shareholder of Epiphany FFV Fund (the “Existing Fund”), a series of Epiphany Funds, an Ohio business trust (the “Trust”). As provided in the Agreement and Plan of Reorganization (the “Plan of Reorganization”), the Existing Fund will be reorganized into the Dana Epiphany ESG Equity Fund (the “New Fund”), a series of Valued Advisers Trust (“VAT”), a Delaware statutory trust (the “Reorganization”). The Plan of Reorganization will be presented at a Special Meeting of Shareholders (the “Special Meeting”) of the Existing Fund, at 200 N. Mesquite Street, Suite 205, Arlington, TX 76011 on December 17, 2018, at 8:00 a.m. Eastern time. At the Special Meeting, shareholders of the Existing Fund will be asked to consider and approve the Plan of Reorganization. A copy of the Plan of Reorganization is attached as Appendix A. The Existing Fund and the New Fund are each referred to herein as a “Fund”, and together, the “Funds.” For purposes of this Combined Proxy Statement/Prospectus, the terms “shareholder,” “you” and “your” may refer to the shareholders of the Existing Fund.

Proposal

1.	Approval of the Plan of Reorganization, which provides for: (i) the transfer of all of the assets of the Existing Fund in exchange solely for shares of the New Fund and the New Fund’s assumption of all of the Existing Fund’s liabilities, known and unknown; and (ii) the distribution of Investor Class and Institutional Class shares of the New Fund so received to the prospective shareholders of the Existing Fund.
2.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The Plan of Reorganization provides that the Existing Fund will transfer all of its assets to the New Fund. In exchange for the transfer of these assets, the New Fund will assume all of the Existing Fund’s liabilities, known and unknown, and will simultaneously issue Investor Class and Institutional Class shares to the Existing Fund in an amount equal in value to the net asset value (“NAV”) of the Existing Fund’s shares as of the close of business on the business day preceding the foregoing transfers (the “Reorganization”). These transfers are expected to occur on or about [December 28, 2018] (the “Closing Date”).

Immediately after the transfer of the Existing Fund’s assets and liabilities, the Existing Fund will make a liquidating distribution to its shareholders of the New Fund Investor Class and Institutional Class shares received, so that a holder of Class A and Class I shares, respectively, in the Existing Fund at the Closing Date of the Reorganization will receive a number of Investor Class and Institutional Class shares of the New Fund with the same aggregate value as the shareholder had in the Class A or Class I Shares, respectively of the Existing Fund immediately before the Reorganization. At the Closing Date of the Reorganization, shareholders of the Existing Fund will become shareholders of the New Fund. If shareholders of the Existing Fund do not vote to approve the Reorganization, the Trustees of Epiphany Funds will consider other possible courses of action in the best interests of the Existing Fund and its shareholders, including liquidation of the Existing Fund.

Each of VAT and Epiphany Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Epiphany Funds is an Ohio business trust and VAT is a Delaware statutory trust. Trinity Fiduciary Partners, LLC (“Trinity”) is the investment adviser to the Existing Fund. Trinity believes the shareholders of the Existing Fund will benefit from the Reorganization where Dana Investment Advisers, Inc. will serve as the investment adviser to the New Fund. Mutual Shareholder Services, LLC is the transfer agent for the Existing Fund, and also provides certain administrative services. Ultimus Fund Solutions, LLC is the transfer agent, administrator and fund accounting agent for the New Fund. Sanville & Company is the Independent public accounting firm and Thompson Hine LLP serves as legal counsel to Epiphany Funds. Cohen & Company, Ltd. is the independent public accounting firm and Stradley Ronon Stevens & Young, LLP serves as legal counsel to VAT and New Fund. Rafferty Capital Markets LLC is the principal distributor of the Existing Fund. Unified Financial Securities, LLC is the principal distributor of the New Fund.

As explained in greater detail below, the approval of this proposal will, in effect, ratify or approve action taken by the Board of VAT, on behalf of the New Fund, to approve an investment advisory agreement with Dana. The sole initial shareholder of the New Fund will provide initial shareholder approval of these agreements.

This Proxy Statement contains information you should know before voting on the proposed Reorganization. Please read this Proxy Statement and keep it for future reference. If you need additional copies of this Proxy Statement, please contact the Existing Fund toll-free at 1-800-320-2185 or in writing at Epiphany Funds, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147. Additional copies of this Proxy Statement will be delivered to you promptly upon request. For a free copy of the Epiphany FFV Fund’s annual report for the fiscal year ended October 31, 2017 or the semi-annual report for the period ended April 30, 2018, please contact the Existing Fund toll-free at 1-800-320-2185, at www.epiphanyfunds.com, or in writing at, Epiphany Funds, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

This Proxy Statement/Prospectus sets forth information that a shareholder of the Existing Fund should know before voting on the Reorganization and should be retained for future reference. The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated into this Proxy Statement/Prospectus by reference (That means that those documents are considered legally to be part of this Proxy Statement/Prospectus):

•	The Prospectus and Statement of Additional Information for the Existing Fund, a series of the Trust, dated March 1, 2018 (as supplemented to date), Accession No. 0001162044-18-000131;
•	The Annual Report to Shareholders of the Existing Fund for the fiscal year ended October 31, 2017, Accession No. 0001162044-18-000010;
•	The Semi-Annual Report to Shareholders of the Existing Fund, for the fiscal period ended April 30, 2018, Accession No. 0001162044-18-000410;
•	The Prospectus dated [November __ ], 2018, of the New Fund, a series of VAT, [Accession No. 0001398344-18-013043] which is also enclosed with this Proxy Statement/Prospectus; and
•	A Statement of Additional Information (“SAI”) dated [November __ ], 2018, relating to this Proxy Statement/Prospectus, which has been filed with the SEC, [Accession No. ______________].

The New Fund is newly-organized and currently has no assets or liabilities. The New Fund has been created in connection with the Reorganization for the purpose of acquiring the assets and liabilities of the Existing Fund and will not commence operations until the date of the Reorganization. For a detailed discussion of the investment objectives, policies, risks and restrictions of the Existing Fund, see the Prospectus for the Fund dated March 1, 2018.

The Existing Fund’s Prospectus dated March 1, 2018 and Annual Report to Shareholders for the fiscal year ended October 31, 2017, containing audited financial statements, and the Semi-Annual Report to Shareholders for the period ended April 30, 2018 have been previously mailed to shareholders. Copies of these documents are available upon request and without charge by writing to Epiphany Funds, through the Internet at www.epiphanyfunds.com or by calling toll-free 1-800-320-2185.

This Proxy Statement will be mailed on or about [MAILING DATE], 2018 to shareholders of record of the Existing Fund as of November 2, 2018 (the “Record Date”).

Copies of these materials and other information about VAT, Epiphany Funds, the Existing Fund, and the New Fund are available upon request and without charge by writing to the address below or by calling the telephone numbers listed as follows:

For inquiries regarding the Existing Fund:	For inquiries regarding the New Fund or VAT:
Epiphany FFV Fund 200 N. Mesquite Street, Suite 205 Arlington, TX 76011 1-800-320-2185 www.epiphanyfunds.com	Dana Epiphany ESG Equity Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Dr., Suite 450, Cincinnati, Ohio 45246 1-855-280-9648 www.danafunds.com

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund.

VAT and Epiphany Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”) and file reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090). Such materials are also available on the SEC’s EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail request addressed to publicinfo@sec.gov or by writing to the SEC’s Public Reference Room.

TABLE OF CONTENTS

SUMMARY	5
The Reorganization	5
Federal Tax Consequences	6
Investment Objectives and Principal Investment Strategies	6
Fees and Expenses	6
Portfolio Turnover	8
Reduction of Up-Front Sales Charges and Rights of Accumulation	8
Exchange Privilege	8
BOARD CONSIDERATIONS	9
COMPARISON OF THE EXISTING FUND AND THE NEW FUND	10
Investment Objectives and Principal Investment Strategies	10
Comparison of Investment Objectives and Principal Investment Strategies	13
Fundamental Investment Policies	13
Risks of the Funds	17
Performance History	19
Management of the Funds	19
Portfolio Managers	20
Legal Proceedings	21
Dividends, Distributions and Taxes	22
Payments to Broker-Dealers and Other Financial Intermediaries.	23
FINANCIAL HIGHLIGHTS	23
INFORMATION RELATING TO THE REORGANIZATION	24
Description of the Reorganization	24
Reasons for the Reorganization	24
Terms of the Reorganization	25
Federal Income Taxes	25
Expenses of the Reorganization	26
Continuation of Shareholder Accounts and Plans; Share Certificates	26
OTHER INFORMATION	26
Capitalization	26
The Proxy	27
Shareholder Information.	27
Voting Securities and Voting	28
Shareholder Rights and Obligations	28
Shareholder Proposals	31

APPENDIX A: AGREEMENT AND PLAN OF REORGANIZATION

APPENDIX B: FINANCIAL HIGHLIGHTS

APPENDIX C: Dana Epiphany ESG Equity Fund PROSPECTUS DATED [NOVEMBER__], 2018, AS SUPPLEMENTED TO DATE

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Proxy Statement/Prospectus and is qualified in its entirety by references to the more complete information contained herein. Shareholders should read the entire Combined Proxy Statement/Prospectus carefully.

Each of VAT and Epiphany Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Epiphany Funds is an Ohio business trust and VAT is a Delaware statutory trust. The Existing Fund is organized as separate series of Epiphany Funds. The New Fund is organized as a separate series of VAT. Each Fund’s investment objective is to seek long-term growth of capital. The New Fund has adopted an investment policy to invest, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity securities. The Existing Fund does not have an 80% investment policy but has historically held 80% its assets in equity securities. The strategies of the New Fund will otherwise be substantially similar to those of the Existing Fund, but there are differences in the investment strategies employed by the Existing Fund and the New Fund to achieve this objective as a result of the implementation of a new adviser for the New Fund. Dana will provide its own proprietary environmental, social and governance “ESG” screening for the New Fund and while the proprietary screening methods of each Fund are both based on or consistent with the principles of Biblically Responsible Investing and the moral and social justice teachings of the Catholic Church as outlined by the U.S. Conference of Catholic Bishops Socially Responsible Investment Guidelines (or other Christian teachings), the list of companies which are excluded from the Fund varies slightly and Dana does not list “manufacture nuclear weapons, biological or chemical weapons, indiscriminate weapons of mass destruction or anti-personal landmines as one of its exclusionary criteria. .

Trinity Fiduciary Partners, LLC (“Trinity”) is the Existing Fund’s investment adviser. Trinity believes that the shareholders of the Existing Fund will benefit from the Reorganization where Dana will serve as investment adviser to the New Fund. Dana currently advises two other series of VAT, and the parties to the Reorganization believe it will provide the New Fund increased opportunities for asset growth.

In connection with the Reorganization, Dana has agreed to pay for all direct expenses relating to the Reorganization, including all expenses related to the proxy, shareholder meeting, notices, and transfers of data as may be required. Dana has also agreed to pay for all Reorganization related expenses of the Epiphany Funds and/or Trinity, including legal expenses and service provider transition fees. Dana will also pay Trinity the sum of $50,000 as reimbursement of accrued expense waiver for Trinity’s cooperation and assistance with the Reorganization. Upon completion of the Reorganization, Dana intends to retain IWP Capital, LLC, an affiliate of Trinity to provide FFV research and screening services, for a term of five years, for a contractual rate dictated by the assets of the New Fund (5 bps initially and an annual minimum of $25,000).

The Reorganization

Background. The Board of Epiphany Funds, including the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”), on behalf of the Existing Fund, at the recommendation of Trinity, has approved the Agreement and Plan of Reorganization (the “Plan of Reorganization”), and concluded that the Reorganization would be in the best interests of the Existing Fund and its shareholders, and that the interests of existing shareholders in the Existing Fund will not be diluted as a result of the transaction contemplated by the Reorganization. Likewise, the Board of VAT, including all of the Independent Trustees, concluded that completion of the Reorganization is advisable and would be in the interests of the shareholders of the Fund, and that the interests of the shareholders of the Fund will not be diluted as a result of the Reorganization.

The Proposed Reorganization. The Plan of Reorganization provides for:

•	the transfer of all of the assets of the Existing Fund to the New Fund in exchange solely for Investor Class and Institutional Class shares of the New Fund and the New Fund’s assumption of all of the Existing Fund’s liabilities, known and unknown;
•	the distribution of such shares to the Existing Fund’s shareholders; and
•	the termination of the Existing Fund as a separate series of the Trust.

If the proposed Reorganization is completed, the New Fund will acquire all of the assets and assume all of the liabilities of the Existing Fund; and shareholders of the Existing Fund will receive shares of the New Fund with an aggregate NAV equal to the aggregate NAV of the Existing Fund shares that the shareholders owned immediately prior to the Reorganization.

Federal Tax Consequences

The Reorganization is intended to qualify for federal tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”). If the Reorganization so qualifies, shareholders of the Existing Fund will not recognize gain or loss in the transaction.

Investment Objectives and Principal Investment Strategies

Each Fund’s investment objective is to seek long-term growth of capital. The New Fund has adopted an investment policy to invest, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity securities. The Existing Fund does not have an 80% investment policy but has historically held 80% of its assets in equity securities. The strategies of the New Fund will be substantially similar to those of the Existing Fund, but there are differences in the investment strategies employed by the Existing Fund and the New Fund to achieve the objective as a result of the implementation of a different adviser for the New Fund. For a comparison of each Fund’s investment objective and principal investment strategies, see “Investment Objectives” below. For information on risks, see “Comparison of the Existing Fund and New Fund — Risks of the Funds”, below.

Fees and Expenses

As an investor, shareholders pay fees and expenses to buy and hold shares of the Fund. Shareholders may pay shareholder fees directly when they buy or sell shares. Shareholders pay annual fund operating expenses indirectly because they are deducted from Fund assets. The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of each Fund that you may pay for buying and holding shares of the Fund. The Existing Fund’s expenses are based upon the most recent audited financial statements as of October 31, 2017.

Shareholder Fees (fees paid directly from your investment):

	Existing Fund Class A Shares	Existing Fund Class I Shares	Pro Forma New Fund Investor Class shares	Pro Forma New Fund Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price)	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None	None	None
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase, if applicable)	2.00%	2.00%	None	None
Fees for Redemptions Paid by Wire	$10	$10	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)*:

	Existing Fund Class A Shares	Pro-Forma New Fund Investor Class shares
Management Fees	0.70%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.82%	1.22%
Total Annual Fund Operating Expenses	1.77%	2.12%
Fee Waiver and/or Expense Reimbursement[1,2]	(0.27)%	(1.02)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.50%	1.10%

	Existing Fund Class I Shares	Pro-Forma New Fund Institutional Class shares
Management Fees	0.70%	0.65%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.82%	1.22%
Total Annual Fund Operating Expenses	1.52%	1.87%
Fee Waiver and/or Expense Reimbursement [1,2]	(0.27)%	(1.02)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	0.85%

*	There is no guarantee that actual expenses will be the same as those shown in the table. Pro Forma expenses of the New Fund are based on estimated amounts for the current fiscal year. Dana will bear the costs incurred in connection with the Reorganization. Accordingly, expenses associated with the Reorganization have not been reflected in the tables above.

1	Trinity has contractually agreed to waive fees and/or reimburse expenses for the Existing Fund, but only to the extent necessary to limit Total Annual Operating Expenses, excluding brokerage fees and commissions; borrowing costs, such as interest and dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests, and extraordinary expenses to 1.25% of the average daily net assets for Class A shares and 1.00% of the average daily net assets of the Class I shares, through May 31, 2019. The Board of Trustees may terminate the fee waiver and expense reimbursement agreement upon 60 days’ notice to shareholders. The waiver or reimbursement of an expense by an Adviser is subject to repayment by the Fund within three years following the date of the waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the lesser of the above expense limitation or any expense limitation in effect at the time of reimbursement and such reimbursement has been approved by the Board.

2	Dana has contractually agreed to waive or limit its fees and to assume other expenses of the New Fund until February 28, 2021, so that Total Annual Fund Operating Expenses do not exceed 0.85%. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1, fees and expenses paid under a shareholder services plan, and indirect expenses (such as “Acquired Funds Fees and Expenses”). Each waiver or reimbursement of an expense by Dana is subject to repayment by the Fund within three years following such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver or reimbursement. This agreement may only be terminated by mutual consent of Dana and the VAT Board of Trustees.

Examples

These Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A / Investor Class	1 year	3 years	5 years	10 years
Existing Fund	$645	$1,004	$1,387	$2,459
Pro-Forma New Fund	$112	$433	$919	$2,261

Class I / Institutional Class	1 year	3 years	5 years	10 years
Existing Fund	$127	$454	$803	$1,790
Pro-Forma New Fund	$87	$355	$788	$1,994

The Examples assume the Fund’s operating expenses for the one-year period are calculated net of any fee waivers and/or expenses reimbursed, and the Fund’s operating expenses for the three-year, five-year or ten-year periods, as applicable, do not reflect fee waivers and/or expenses reimbursed.

The Examples above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Dana will bear the costs incurred in connection with the Reorganization. Accordingly, expenses associated with the Reorganization have not been reflected in the tables above.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. The New Fund intends to adopt the historical performance of the Existing Fund. During the most recent fiscal year, the Existing Fund’s portfolio turnover rate was 97% of the average value of its portfolio. The New Fund is expected to have a similar portfolio turnover rate that will be less than 100% of the average value of its portfolio.

Reduction of Up-Front Sales Charges and Rights of Accumulation

Only the Existing Fund has a reduction of up-front sales changes and a right of accumulation. The New Fund investors are not subject to any sales charge.

Exchange Privilege

As described in the New Fund Prospectus under “How To Redeem Shares” and the Existing Fund under “Exchanging Shares” each Fund offers an exchange privilege pursuant to which a shareholder in a Fund may exchange some or all of his shares in any of the funds in the respective Trust, in the same class shares at net asset value. The exchange privilege for the New Fund may be changed or discontinued upon 30 days’ written notice to shareholders and is available only to shareholders where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the Fund and consider the differences between it and the Fund whose shares he owns before making an exchange. For further information on how to exercise the exchange privilege, contact the Transfer Agent.

BOARD CONSIDERATIONS

Information regarding the Reorganization and the Plan of Reorganization was presented to the Board of the Existing Fund, including a majority of the Independent Trustees, at meetings held on December 20, 2017, March 28, 2018 and June 27, 2018. A revised Plan of Reorganization was presented to the Board on October 10, 2018. At the meetings, representatives of Trinity and/or Dana provided, and the Board reviewed with the assistance of independent legal counsel, detailed information about the Reorganization. In particular, the Board received a reorganization Letter Agreement dated March 19, 2018 from Dana, along with a draft Agreement and Plan of Reorganization and N-14 combined proxy statement and prospectus, additional analysis and other information presented by Dana and Trinity. At the March 2018 meeting, the Board discussed the professional background of the key personnel at Dana, and noted they are very familiar with the firm as it has sub-advised Epiphany Funds for many years. They noted that Dana will continue the Existing Fund’s focus on socially responsible investing in the New Fund, which would continue to incorporate the FFV screening currently utilized by the Existing Fund. At the October 10, 2018 meeting, the Board considered the revised Plan of Reorganization and Section 15(f) of the Investment Company Act of 1940 in particular, as well as representations and assurances made by Dana and Trinity, that each will and will cause each of its affiliates to, conduct its business and use commercially reasonable efforts in such a way as to ensure that no undue burden is imposed on the New Fund due to the Reorganization. The Board evaluated this and all other relevant information that had been provided to it by Dana and Trinity and determined that the Reorganization was in the best interests of the Existing Fund and its shareholders and that interests in the Existing Fund would not be diluted as a result of the Reorganization.

The Board considered the potential benefits, risks and costs of the Reorganization to shareholders of the Existing Fund. In this regard, the Board considered the following factors, among others:

1. The assets of the Existing Fund to be acquired in this Reorganization shall consist of all assets and property, including, without limitation, all rights of the Existing Fund, cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Existing Fund on the Effective Date, books and records, including books and records maintained by investment advisers to the Existing Fund, and any other property and records owned by the Existing Fund on the Effective Date (collectively, the “Assets”);

2. The liabilities of the Existing Fund to be acquired in this Reorganization shall consist of all stated liabilities of the Existing Fund on the Effective Date (e.g., reflected on financial statements and disclosed to Dana);

3. Dana and Trinity will agree to waive any right to recapture monies pursuant to current expense waiver agreements; and

4. Dana and possibly Trinity, (but not the Fund), will bear the costs of Reorganization; Dana has agreed to pay all costs of the Reorganization and shareholder proxies to effect this Reorganization.

5. After the Reorganization, shareholders will be invested in the New Fund with substantially similar principal investment strategies;

6. The Reorganization will allow shareholders to maintain their investment in an open end mutual fund;

7. Dana is committing to continuing the strategy of the Fund, the Reorganization is intended to be a tax-free reorganization for shareholders, and Dana intends to continue the FFV screening by retaining IWP Capital, LLC, an affiliate of Trinity;

8. The management fee for the New Fund is expected to decrease (from 0.70% of the daily average net assets to 0.65%); Dana has also agreed to cap overall expenses for the New Fund at a level that is below the current expense cap for the Existing Fund until February 28, 2021;

9. Dana will also pay Trinity the sum of $50,000 as reimbursement of accrued expense waiver for Trinity’s cooperation and assistance with the Reorganization. Upon completion of the Reorganization, Dana intends to retain IWP Capital, LLC, an affiliate of Trinity to provide FFV research and screening services, for a term of five years, for a contractual rate dictated by the assets of the Fund (5 bps initially and an annual minimum of $25,000);

10. Dana has a strong performance record as well as resources and a larger Dana Fund Family available to grow and scale Fund operations, so that the shareholders may potentially benefit from economies of scale; and

11. Dana and Trinity have made certain representations to ensure that the New Fund is not unduly burdened, in accordance with Section 15(f) of the 1940 Act.

In considering the Reorganization and approving the Plan of Reorganization at the recommendation of Trinity, the Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration. The Board was provided information and discussed in detail any compensation payable to Trinity and Dana’s engagement of IWP Capital, LLC (an affiliate of Trinity), for screening and proxy voting services to the New Fund. Based on such review, including an evaluation of the information presented to them, the Board (on behalf of the Existing Fund), including all of the Independent Trustees, considering its fiduciary duties and in the exercise of its business judgment, concluded that (i) the Reorganization would be in the best interests of the Existing Fund and its shareholders, and (ii) the interests of existing shareholders in the Existing Fund would not be diluted as a result of the Reorganization. Accordingly, at the recommendation of Trinity, and subject to shareholder approval and certain approvals by VAT which have subsequently been satisfied, the Board approved the Reorganization.

COMPARISON OF THE EXISTING FUND AND THE NEW FUND

Investment Objectives and Principal Investment Strategies

This section will help you compare the investment objectives and principal investment strategies of the Existing Fund with those of the New Fund. This section also describes the key differences, if any, between the Funds. Please be aware that this is only a brief discussion. More complete information may be found in each Fund’s prospectus.

The strategies of both the Existing Fund and the New Fund are described below. The strategies of the New Fund will be substantially similar to those of the Existing Fund, but there are differences in the investment strategies employed by the Existing Fund and the New Fund to achieve the objective as a result of the implementation of a different adviser for the New Fund, as summarized in the chart below.

	Existing Fund	New Fund
Advisory Structure	Adviser: Trinity	Adviser: Dana
Objective	The Existing Fund seeks long-term growth of capital.	The investment objective of the New Fund is to seek long-term growth of capital.
80% Policy	The Existing Fund does not have an 80% investment policy but has historically held 80% of its net assets in equity securities.	The New Fund has a policy to invest, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity securities.
Other Parameters with respect to Fund Investments	Normally, Trinity selects from a group of equity securities with market capitalizations above $10 billion, although they may also invest in companies of any size, including what are commonly referred to as small-cap and mid-cap companies (generally those companies with market capitalizations between $300 million and $2 billion and between $2 billion and $5 billion, respectively).	Normally, Dana selects from a group of equity securities with market capitalizations above $10 billion, although they may also invest in companies of any size, including what are commonly referred to as small-cap and mid-cap companies.
Diversification Policy	The Existing Fund is diversified.	Same. See 80% Policy.
Values-Based Screening	The Existing Fund uses the FFV Scorecard® developed by Trinity. Application of the FFV Scorecard® is based on information known by Trinity and information provided by third parties that compile and publish such data. The screening criteria of FFV Scorecard® is based on the principles of Biblically Responsible Investing and the moral and social justice teachings of the Catholic Church as outlined by the U.S. Conference of Catholic Bishops Socially Responsible Investment Guidelines.	The New Fund will use Dana’s environmental, social and governance (“ESG”) screening process. Application of the screening process is based on information known by Dana and information provided by third parties that compile and publish such data. The screening criteria is based on the belief in responsible investing consistent with Christian moral and social justice principles as outlined by the U.S. Conference of Catholic Bishops Socially Responsible Investment Guidelines and other Christian teachings.

The following strategies are those of the Existing Fund.

The Existing Fund seeks to achieve its objective by investing in the equity securities of companies that pass the FFV Scorecard®, a proprietary screening methodology developed by Trinity. Normally, Trinity selects from a group of equity securities with market capitalizations above $10 billion, although they may also invest in companies of any size, including what are commonly referred to as small-cap and mid-cap companies (generally those companies with market capitalizations between $300 million and $2 billion and between $2 billion and $5 billion, respectively). The FFV Scorecard® is then applied to the eligible securities. Application of the FFV Scorecard® is based on information known by Trinity and information provided by third parties that compile and publish such data. The screening criteria of FFV Scorecard® is based on the principles of Biblically Responsible Investing and the moral and social justice teachings of the Catholic Church as outlined by the U.S. Conference of Catholic Bishops Socially Responsible Investment Guidelines. The criteria are reviewed from time to time by Trinity’s Advisory Board.

According to the FFV Scorecard®, companies will generally be excluded that are known to:

•	Directly participate in abortion;
•	Manufacture contraceptives;
•	Produce pornographic media content;
•	Engage in scientific research on human fetuses or embryos;
•	Have recent material fines or legal judgments relating to employee discrimination or human rights abuses, employee health or safety or environmental violations;

•	Manufacture nuclear weapons, biological or chemical weapons, indiscriminate weapons of mass destruction or anti-personnel landmines;
•	Use company assets to advocate for or against any of the issues listed above as well as other political issues that are not directly related to the company’s primary service or product.

Eligible companies are further evaluated and an assessment is made concerning their record on human rights, environment and corporate governance, both positive and negative. The FFV Scorecard® is designed to measure a company’s impact on people, communities and the market and is an integral part of the investment process.

Once it has been determined that a company is eligible for investment, the portfolio managers apply economic criteria to select up to 100 equity securities for the Existing Fund's portfolio to correlate to the stock sectors of the Fund’s benchmark. Economic criteria used includes the company’s valuation, growth potential, dividend policy, and other economic factors. The portfolio holdings of eligible companies within each sector are weighted as equally as feasible at the time of purchase. Trinity will rebalance the portfolio holdings from time to time as it deems appropriate. From time to time investments may no longer be considered eligible given changes in their economic outlook or their compliance with the FFV Scorecard. In such a case, the Existing Fund may sell a security when the portfolio managers determine that other eligible securities offer a more attractive investment opportunity. Whether to hold or sell a security in the Existing Fund that no longer passes the FFV Scorecard® is at the discretion of Trinity who may opt to hold the security based on the security's anticipated appreciation, as a means to effect change in the activities or policies of the company or as a means to defer or eliminate trading costs associated with the sale of the security. The Existing Fund may hold cash in addition to the securities of companies, primarily as a means to pay redemption requests. Otherwise, the Existing Fund intends to remain fully invested. In addition to common stocks, the Existing Fund may from time to time purchase other equities such as real estate investment trusts ("REITs"), shares of other investment companies and exchange traded funds ("ETFs"), mainly as an alternative to holding cash prior to investment. The underlying securities of these other equities will not be subject to the FFV Scorecard.

The following strategies are those of the New Fund.

The New Fund seeks to achieve its investment objective through investment in publicly traded equity securities using a disciplined, risk-controlled investment process. The investment process is a sector-neutral relative-value approach that has been used by Dana since 1999.

The New Fund employs a risk-controlled relative-value equity strategy. The New Fund is designed to resemble the broad market, add value above market returns through superior stock selection and yet exhibit lower volatility than the market. The investment process combines quantitative and fundamental techniques. Individual securities in the New Fund are chosen after fundamental research to identify companies with attractive valuations relative to peer companies, relative to the broader economic sector in which companies are members, and relative to the historical and forecasted growth the companies may exhibit.

Under normal circumstances, the Fund will invest at least 80% of its net assets in a diversified portfolio of equity securities. Normally, Dana selects from a group of equity securities with market capitalizations above $10 billion, although the New Fund may also invest in companies of any size, including what are commonly referred to as small-cap and mid-cap companies. Dana’s environmental, social, and governance (“ESG”) screening process is then applied to the eligible securities. Application of the screening process is based on information known by Dana and information provided by third parties that compile and publish such data. The screening criteria is based on the belief in responsible investing consistent with Christian moral and social justice principles as outlined by the U.S. Conference of Catholic Bishops Socially Responsible Investment Guidelines and other Christian teachings. The criteria are reviewed from time to time by Dana.

Companies will generally be excluded that are known to:

•	Directly participate in abortion;
•	Manufacture contraceptives;
•	Produce pornographic media content;
•	Engage in scientific research on human fetuses or embryos;

•	Have recent material fines or legal judgments relating to employee discrimination or human rights abuses, employee health or safety or environmental violations;
•	Manufacture nuclear weapons, biological or chemical weapons, indiscriminate weapons of mass destruction or anti-personnel landmines;

Eligible companies are further evaluated and an assessment is made concerning their record on human rights, environment and corporate governance, both positive and negative. The screening process is designed to measure a company’s impact on people, communities and the market and is an integral part of the investment process.

Once it has been determined that a company is eligible for investment, the portfolio managers apply economic criteria to select equity securities for the New Fund's portfolio to correlate to the stock sectors of the New Fund’s benchmark. Economic criteria used includes the company’s valuation, growth potential, dividend policy, and other economic factors. The portfolio holdings of eligible companies within each sector are weighted as equally as feasible at the time of purchase. Dana will rebalance the portfolio holdings from time to time as it deems appropriate. From time to time investments may no longer be considered eligible given changes in their economic outlook or their compliance with the Dana’s screening process. In such a case, the New Fund may sell a security when the portfolio managers determine that other eligible securities offer a more attractive investment opportunity. Whether to hold or sell a security in the New Fund that no longer passes the screening process is at the discretion of Dana, who may opt to hold the security based on the security's anticipated appreciation, as a means to effect change in the activities or policies of the company or as a means to defer or eliminate trading costs associated with the sale of the security. The New Fund may hold cash in addition to the securities of companies, primarily as a means to pay redemption requests. Otherwise, the New Fund intends to remain fully invested. In addition to common stocks, the New Fund may from time to time purchase other equities such as real estate investment trusts ("REITs"), shares of other investment companies and exchange traded funds ("ETFs"), mainly as an alternative to holding cash prior to investment. The underlying securities of these other equities will not be subject to Dana’s screening process.

Comparison of Investment Objectives and Principal Investment Strategies

The Funds’ investment objectives are identical (long-term growth of capital) and their principal investment strategies are substantially similar. Other than the investment advisory structure, applying an 80% policy to the New Fund, and replacing Trinity’s screening with Dana’s proprietary screening (which are both based on the same principles), there are minimal differences in the strategies of the Funds.

Fundamental Investment Policies

Each Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Existing Fund and the New Fund have adopted the following fundamental investment limitations:

1.	Borrowing Money

Existing Fund: The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

New Fund: The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

Comparison: The limitations of the Existing Fund and the New Fund are identical.

2.	Senior Securities

Existing Fund: The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

New Fund: The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

Comparison: The limitations of the Existing Fund and the New Fund are identical.

3.	Underwriting Securities

Existing Fund: The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

New Fund: The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

Comparison: The limitations of the Existing Fund and the New Fund are identical.

4.	Real Estate

Existing Fund: The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

New Fund: The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

Comparison: The limitations of the Existing Fund and the New Fund are identical.

5.	Commodities

Existing Fund: The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

New Fund: The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

Comparison: The limitations of the Existing Fund and the New Fund are identical.

6.	Loans

Existing Fund: The Fund will not make loans to other persons, except: (a) by loaning portfolio securities (limited at any given time to no more than one-third of the Fund’s total assets); (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

New Fund: The Fund will not make loans to other persons, except: (a) by loaning portfolio securities (limited at any given time to no more than one-third of the Fund’s total assets); (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

Comparison. The limitations of the Existing Fund and the New Fund are identical.

7.	Concentration

Existing Fund: The Fund will not invest 25% or more of its total assets in a particular industry or group of industries. The Fund will not invest 25% or more of its total assets in any investment company that concentrates. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

New Fund: The Fund will not invest 25% or more of its total assets in a particular industry or group of industries. No Fund will invest 25% or more of its total assets in any investment company that concentrates. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

Comparison: The limitations of the Existing Fund and the New Fund are identical.

8.	Diversification

Existing Fund: The Fund will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

New Fund: The Fund will invest in the securities of any issuer only if, immediately after such investment, at least 75% of the value of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

Comparison: The limitations of the Existing Fund and the New Fund are identical.

Non-fundamental Investment Policies

Each Fund has adopted the following investment policies which are not fundamental and may be changed by the Board without the approval of the shareholders of the Fund.

1.	Illiquid Securities

Existing Fund: The Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

New Fund: The Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

Comparison: The limitations of the Existing Fund and the New Fund are identical.

2.	Margin Purchases

Existing Fund: The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, or futures contracts.

New Fund: The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, or futures contracts.

Comparison: The limitations of the Existing Fund and the New Fund are identical.

3.	Mortgaging, Pledging or Hypothecating Securities.

Existing Fund: The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

New Fund: The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

Comparison: The limitations of the Existing Fund and the New Fund are identical.

4.	Borrowing.

Existing Fund: None.

New Fund: No Fund will purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.

Comparison: Even though the Existing Fund does not have a separate non-fundamental policy for borrowing, both Funds have identical fundamental policies with respect to borrowing money.

5.	Short Sales

Existing Fund: The Fund will not make short sales of securities.

New Fund: The Fund will not make short sales of securities.

Comparison: The limitations of the Existing Fund and the New Fund are identical.

Risks of the Funds

The primary risks of an investment in each Fund are shown on the tables below. An explanation of each of the risks is provided following the table.

Type of Risk	Existing Fund	New Fund
ETF and Other Investment Company Risk	The Fund may invest in ETFs and other investment companies ("Underlying Funds"). As a result, your cost of investing in the Fund may be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in equities. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.	Same.
Industry Risk	None.	The Fund’s portfolio may be over-weighted in certain industries such as industrial services or health care technology, and under-weighted in other industries such as pharmaceuticals or defense; therefore, any positive or negative developments affecting those industries will have a greater impact on the Fund.
Issuer Risk	The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.	None.
Excluded Securities Risk	None.	The universe of acceptable investments for the Fund may be limited as compared to other funds due to the Fund’s ESG investment screening. Because the Fund does not invest in companies that do not meet its ESG criteria, and the Fund may sell portfolio companies that subsequently violate its screens, the Fund may be riskier than other mutual funds that invest in a broader array of securities. Although Dana believes that the Fund can achieve its investment objective within the parameters of ESG investing, eliminating certain securities as investments may have an adverse effect on the Fund’s performance.

Type of Risk	Existing Fund	New Fund
Investment Style Risk	Trinity’s judgments about the attractiveness, value and potential appreciation of particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that Trinity's judgment will produce the desired results.	Same.
Stock Market Risk	Stock prices can decline overall due to changes in the economic outlook, interest rates, and economic, political, or social events in the U.S. or abroad. All stocks are subject to these risks.	Same.
Moral Investing Risk	Trinity invests in securities only if they meet both the Fund’s investment and moral requirements, and as such, the return may be lower than if Trinity made decisions based solely on investment considerations.	None.
REIT Risk	The Fund may invest in REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.	Same.
Security Risk	The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.	Same.
Large Cap Risk	Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.	None.
Mid-Cap and Small Cap Risk	Stocks of mid-cap and small-cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. Mid-cap and small-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. These risks are higher for small-cap companies.	Same.

Type of Risk	Existing Fund	New Fund
Cybersecurity Risk	None.	The Fund and its service providers may be subject to operational and information security risks resulting from breaches in cybersecurity that may cause the Fund to lose or compromise confidential information, suffer data corruption or lose operational capacity. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund may invest, which may cause the Fund’s investments in such companies to lose value. There is no guarantee the Fund will be successful in protecting against cybersecurity breaches.

Comparison of Risks. The Existing Fund and the New Fund are subject to substantially similar risks. Although “Cybersecurity” is not specifically articulated as a risk of the Existing Fund, the risk it describes is that inherent in the investment of any mutual fund.

Performance History

The New Fund is a newly formed “shell” fund that has not yet commenced operations, and therefore has no performance history. The New Fund has been organized solely in connection with the Reorganization to acquire all or substantially all of the assets and substantially all of the liabilities and continue the business of the Existing Fund. Therefore, if shareholders of the Existing Fund approve the Plan of Reorganization and the Existing Fund is reorganized into the New Fund, the Existing Fund will remain the “accounting survivor.” This means that the combined Fund will continue to show the historical investment performance and returns of the Existing Fund (even after its liquidation).

The historical performance of the Existing Fund is set forth under the “Performance” section in the prospectus for the Existing Fund, which is incorporated into this Proxy Statement/Prospectus by reference.

Management of the Funds

Existing Fund Adviser

Trinity acts as the investment adviser to the Existing Fund and is responsible for the investment decisions of the Fund. Trinity is located at 200 N. Mesquite Street, Suite 205, Arlington, TX 76011. It is a Texas limited liability company that was founded in 2005. The firm is an investment advisory company registered with the U.S. Securities and Exchange Commission. Trinity’s current advisory activities consist of providing investment supervisory services to Epiphany Funds, investment screening, investment supervisory services for separate account clients, and consulting with individuals and institutions. As of December 31, 2017, Trinity had 193 client accounts and approximately $113.6 million in assets under management.

Subject to the general oversight of the Board, Trinity is directly responsible for making the investment decisions for the Fund. Trinity is responsible for the day-to-day management of the Fund and retains overall supervisory responsibility of the general management and investment of the Fund’s assets.

Trinity currently receives an advisory fee at an annual rate equal to 0.70% of the Fund’s average annual daily net assets. Trinity has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Operating Expenses, excluding brokerage fees and commissions; borrowing costs, such as interest and dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests, and extraordinary expenses to 1.50% of the average daily net assets for Class A shares and 1.25% of the average daily net assets of the Class I shares, through May 31, 2019. The Board of Trustees may terminate the fee waiver and expense reimbursement agreement upon 60 days’ notice to shareholders. The waiver or reimbursement of an expense by Trinity is subject to repayment by the Fund within three years following the date of the waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the lesser of the above expense limitation or any expense limitation in effect at the time of reimbursement and such reimbursement has been approved by the Board.

A discussion summarizing the basis on which the Board approved the Investment Advisory Agreement with Trinity is available in the Existing Fund’s annual report for the period ended October 31, 2017.

New Fund Adviser

Dana, located at 15800 West Bluemound Road, Suite 250, Brookfield, WI 53005, acts as the adviser to the New Fund and is a 100% employee owned, Sub Chapter S Corporation that became an SEC Registered Investment Advisor on April 1, 1985. For over 30 years, Dana Investment Advisors has achieved success by being able to provide above market returns with lower than average risk in their investment strategies. The philosophy is built around the fact that the markets are not 100% efficient and that value can be found in the marketplace. The firm has over 2,000 retail and institutional accounts throughout the United States. As of December 31, 2017, Dana entity assets under advisement were $7.5 billion.

The New Fund is required to pay Dana a fee equal to 0.65% of the Fund’s average daily net assets. A discussion of the factors that the Board considered in approving the advisory agreement for the New Fund will be available in the New Fund’s semi- annual report for the fiscal period ending April 30, 2019.

Dana has contractually agreed to waive or limit its fees and to assume other expenses of each of the Dana Funds until February 28, 2021, so that Total Annual Fund Operating Expenses do not exceed 0.85% with respect to the New Fund. This operating expense limitation does not apply to brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1, fees and expenses paid under a shareholder services plan, and indirect expenses (such as “Acquired Funds Fees and Expenses”). Each waiver or reimbursement of an expense by Dana is subject to repayment by the applicable Fund within three years following such waiver or reimbursement, provided that the New Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver or reimbursement. These agreements may only be terminated by mutual consent of Dana and the Board.

Portfolio Managers

Existing Fund: Sam Saladino, CEO and founder of Trinity Fiduciary Partners, LLC and Daniel B. Mulvey, portfolio manager of Trinity Fiduciary Partners, LLC, serve as the portfolio managers of the Existing Fund. Each is jointly and primarily responsible for managing the Fund. Mr. Saladino has served as the Existing Fund's portfolio manager since 2008, and Mr. Mulvey has served as the Existing Fund’s portfolio manager effective October 1, 2017.

Samuel J. Saladino, III. Mr. Saladino is the CEO of Trinity Fiduciary Partners. His passion for investing with purpose led to the development of the FFV Scorecard®. Prior to forming Trinity in 2005, Mr. Saladino was a financial adviser with Ameriprise Financial Planning from 1995 to 2004. He holds a B.B.A. from Baylor University and is a Certified Financial Planner.

Daniel B. Mulvey. Mr. Mulvey is a portfolio manager for Trinity Fiduciary Partners, LLC. Mr. Mulvey graduated from the University of Illinois with a B.A. in Economics and Mathematics. He earned an M.B.A. from Fordham University. Mr. Mulvey joined Trinity Fiduciary Partners, LLC in August 2016. Mr. Mulvey was a vice president for investment capability management at Fidelity Investments from 2011 to 2016. He also worked as an independent consultant from 2009 to 2011. He served as chief operating officer of Camden Asset Management from 2008 to 2009 and served as President and CIO at ASB Capital Management from 2003 to 2008. Mr. Mulvey worked at Bank of America Capital Management from 1999 to 2003 as a managing director and worked at JP Morgan Investment Management from 1991 to 1988 as a vice president.

New Fund: Duane Roberts, Sean McLeod, David Weinstein, and Ann Roberts will serve as portfolio managers for the New Fund since inception.

Duane Roberts. Duane graduated from Rice University with a BS in Electrical Engineering and Mathematics in 1980. He earned an MS in Statistics from Stanford University in 1981 and an MBA from Southern Methodist University in 1999. Duane joined Dana Investment Advisors in June 1999 and is currently Director of Equities and Portfolio Manager. Duane serves as lead portfolio manager for the Large Cap Equity and Socially Responsible portfolios. He also is actively involved in the investment process for all other Dana equity strategies. Duane is a Chartered Financial Analyst and is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth.

Sean McCleod. Sean joined Dana Investment Advisors in October 2016 and is currently an Equity Analyst. Sean graduated from the University of Wisconsin-Madison with a BA in Finance, Investments, and Banking in 1994 and earned an MS in Finance, Investments, and Banking in 1996. Sean has held numerous positions, including Equity Analyst, Portfolio Manager, and Director of Equities since entering the industry in 1996. From September 2011 to July 2016 he was a Senior Equity Analyst and Portfolio Manager at Northwestern Mutual. Sean is a CFA® charterholder and a member of the CFA Institute.

David Weinstein. David joined Dana Investment Advisors in May 2013 and is currently an Equity Analyst. David graduated from the University of Notre Dame with an Honors Program degree in Political Science in 2005. He graduated cum laude from the University of Pittsburgh School of Law in 2008 and served as Managing Editor of the Law Review. David returned to Notre Dame and received his MBA in Investments in 2012, graduating magna cum laude.

Ann Roberts. Ann joined Dana Investment Advisors in May 2015 as an ESG Analyst, having performed ESG research for the company on a project basis since 2005. Ann graduated from Saint Mary’s College (Notre Dame, Indiana) in 1982 with a BA in English. In 2005 she completed a Master of Library Science from Texas Woman’s University.

The Existing Fund’s SAI provides additional information about the Existing Fund’s portfolio managers’ compensation, other accounts managed by those portfolio managers and their ownership of securities of the Existing Fund. The New Fund’s SAI provides additional information about the New Fund’s portfolio managers’ compensation and other accounts managed by those portfolio managers. Since the New Fund is not yet operational, the portfolio managers do not own any securities of the Fund.

Legal Proceedings

There are no legal proceedings to disclose.

Purchase, Exchange, Redemption, Transfer and Valuation of Shares

Share Classes

The Existing Fund offers two classes of shares: Class A and Class I. The New Fund will offer two classes of shares: Investor Class and Institutional Class. The main difference between each class are the sales charges and ongoing fees and minimum investment amounts.

As discussed above under Fees and Expenses, New Fund Investor Class shares are not subject to any initial sales charge or deferred sales charge. Existing Fund Class A shares are subject to a maximum initial sales charge of 5.00%. The remaining share classes of the New Fund and the Existing Fund are offered without any sales charge.

For the Existing Fund Class A shares, the minimum initial investment is $1,000 with a minimum subsequent investment of $250. For Class I shares of the Existing Fund the minimum initial investment is $100,000 with a minimum subsequent investment of $250. You may make automatic monthly investments ($100 minimum per purchase) in the Fund from your bank or savings account with no required minimum investment. For the New Fund, the minimum initial investment in the Investor Class shares of the Fund is $1,000. The minimum initial investment in Institutional Class shares of the New Fund is $1,000,000 for all accounts. The minimum subsequent investment for each class of shares is $250 for Investor Class shares and $1,000 for Institutional Class shares. Minimum investment requirements do not apply to shares received in the Reorganization. Additional information about the purchase, redemption and pricing of the Fund’s shares can be found in each Fund’s prospectus. Each class of shares of a Fund represents interest in the same portfolio of investments in the Fund. Not all share classes may be available for purchase in all states.

Frequent Purchases and Redemption of Fund Shares

Each Fund discourages market timing.

Existing Fund: Epiphany Funds discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of the Funds’ shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Funds may invest a portion of their assets in small capitalization companies. Because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the Funds’ portfolio to a greater degree than funds that invest in highly liquid securities, in part because the Funds may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage also may cause dilution in the value of Fund shares held by other shareholders. The Board of Trustees has adopted a policy directing the Funds to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Funds that indicate market timing or trading that it determines is abusive. This policy applies to all Fund shareholders. While the Funds attempt to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Funds with a net purchase or redemption request on any given day. That is, purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.

New Fund: The New Fund has been designed as a long-term investment and not as a frequent or short-term trading (“market timing”) option. Market timing can be disruptive to the portfolio management process and may adversely impact the ability to implement investment strategies. In addition to being disruptive, the risks presented by market timing include higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the ability to maximize investment return; and potentially diluting the value of the share price. These risks can have an adverse effect on investment performance.

Although the Fund does not encourage frequent purchases and redemptions, the Board of Trustees of the Trust (the “Board”) has not adopted policies and procedures to detect and prevent market timing in the Fund because the Board of the Funds does not believe that market timing is a significant risk to the Fund given the type of securities held in the Fund. Accordingly, the Fund will permit frequent and short-term trading of shares of the Fund. The Fund may modify any terms or conditions of purchase of shares or withdraw all or any part of the offering made by this prospectus. Although the Trustees do not believe that there is a significant risk associated with market timing for the Fund, the Fund cannot guarantee that such trading will not occur. Notwithstanding, the Funds reserve the right to refuse to allow any purchase by a prospective or current investor.

Dividends, Distributions and Taxes

Distributions and Reinvestments. The Existing Fund declares dividends from net investment income and distributes them annually; the New Fund also will declare such dividends and distribute them annually. Any net capital gains realized by a Fund are (in the case of the Existing Fund) or will be (in the case of the New Fund) distributed at least annually. These distributions are (will be) automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request to the Fund.

Taxes. Please consult your tax adviser regarding your specific questions about federal, state, and local income taxes. Below is a summary of some important federal income tax considerations that affect the Funds and their shareholders. This summary is based on the current federal tax law, which may change; it does not discuss the tax consequences of the Reorganization, the tax-free nature of which is discussed above.

The Existing Fund has qualified, and the New Fund (as its successor) intends to continue to qualify, to be treated as a “regulated investment company” under the Code (“RIC”). To remain qualified as a RIC, a Fund must, among other things, distribute at least 90% of its taxable income and diversify its holdings as required by the Code. While so qualified, so long as a Fund distributes all of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, to its shareholders, the Fund will not be required to pay any federal income tax on the amounts distributed to its shareholders.

The dividends and other distributions that shareholders receive may be subject to federal, state, and local taxation, depending upon their tax situation. Distributions received from a Fund will be taxable whether or not shareholders reinvest them.

Net investment income and net realized short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes. To the extent that income of a Fund consists of “qualified dividend income,” dividends received by individual and certain other non-corporate shareholders (each, an “individual shareholder”) of a Fund will be subject to federal income tax at the applicable tax rates for long-term capital gains. To the extent that income distributions received by corporate shareholders of a Fund consist of dividends from domestic corporations, the corporate shareholders may qualify for the dividends-received deduction. Net capital gain distributed to you is taxable as long-term capital gains for federal income tax purposes, regardless of how long you have held your Fund shares.

Each redemption or exchange of Fund shares will be a taxable event. For federal income tax purposes, an exchange of shares of one fund for shares of another fund (but not such an exchange pursuant to a tax-free reorganization, such as the Reorganization) is treated the same as a sale. You will receive an annual statement outlining the tax status of your distributions. You may also receive written notices of certain foreign taxes, if any, paid by a Fund during the prior taxable year.

Under current law, an additional 3.8% tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of individuals, estates, and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders with tax-advantaged or other retirement accounts generally will not be subject to federal taxation on income and capital gain distributions until distributions from the retirement account are received. Shareholders should consult their tax adviser regarding the rules governing their own retirement plan.

Payments to Broker-Dealers and Other Financial Intermediaries.

If you purchase either Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FINANCIAL HIGHLIGHTS

The fiscal year end of the Existing Fund is October 31. The fiscal year end for the New Fund will be October 31. The financial highlights of the Existing Fund are included with this Combined Proxy Statement/Prospectus as Appendix B. Because the New Fund has been organized as a “shell” fund which has not yet commenced operations, no Financial Highlights for the New Fund are available at this time. The New Fund will commence investment operations upon completion of the Reorganization and continue operations of the Existing Fund. The New Fund will be the accounting successor to the Existing Fund in connection with the Reorganization.

The financial highlights of the Existing Fund are also contained in: (i) the Annual Report to shareholders of the Existing Fund for the fiscal year ended October 31, 2017, which have been audited by Sanville & Company, the Existing Fund’s independent registered public accounting firm, and (ii) the Semi-Annual Report to shareholders of the Existing Fund for the six months ended April 30, 2018, which are unaudited. The Annual Report and Semi-Annual Report, which have previously been sent to shareholders, are available on request and without charge by calling toll-free 1-800-320-2185, and, with respect to the Existing Fund, are incorporated by reference into this Combined Proxy Statement/Prospectus.

INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization

The following is a summary of the material terms of the Reorganization. The complete Plan of Reorganization found in Appendix A.

The Plan of Reorganization provides that all of the assets of the Existing Fund will be transferred to the New Fund in exchange solely for shares of the New Fund and the latter’s assumption of all of the Existing Fund’s liabilities, known and unknown. The shares of the New Fund issued to the Existing Fund will be equal in number, and have an aggregate NAV, equal to the aggregate NAV of the Existing Fund’s shares outstanding as of the close of trading on the New York Stock Exchange (“NYSE”) on the Closing Date. Upon receipt by the Existing Fund of the shares of the New Fund, the Existing Fund will distribute New Fund shares to its shareholders and will be terminated as a series of the Trust.

The distribution of the New Fund shares to the Existing Fund shareholders will be accomplished by opening new accounts on the books of the New Fund in the names of the Existing Fund shareholders and transferring to those shareholder accounts Investor Class or Institutional Class shares of the New Fund, respectively. The shares transferred to such newly opened accounts will represent the respective pro rata number of shares of the New Fund that the Existing Fund is to receive under the terms of the Plan of Reorganization. See “Terms of the Reorganization” below.

Accordingly, as a result of the Reorganization, each Existing Fund shareholder will own shares of the New Fund with an aggregate NAV equal to the aggregate NAV of the same class of shares of the Existing Fund that the shareholders owned immediately prior to the Reorganization.

No sales charge or fee of any kind will be assessed to the Existing Fund shareholders in connection with their receipt of shares of the New Fund in the Reorganization.

Reasons for the Reorganization

Dana, adviser to the New Fund, advises two additional series of VAT, which it believes may help in the marketing and growth of the New Fund. Dana believes that higher New Fund net assets will lead to an increased likelihood of realizing economies of scale and lower total operating expenses of the New Fund to the benefit of shareholders. The Existing Fund’s Board has approved the Reorganization and believes that the Reorganization is in the best interests of the Existing Fund’s shareholders. Other practical alternatives to the Reorganization included a liquidation of the Existing Fund, which would be a taxable event and, as such, potentially entail adverse consequences for shareholders, whereas it is not anticipated that the Reorganization will have any adverse tax consequences for shareholders.

Terms of the Reorganization

Pursuant to the Plan of Reorganization, on the Closing Date, the Existing Fund will transfer to the New Fund all of its assets in exchange solely for shares of the New Fund and the New Fund’s assumption of all of the Existing Fund’s liabilities, known and unknown. The aggregate NAV of the Investor Class and Institutional Class shares issued by the New Fund will be equal to the NAV of the Existing Fund’s respective share classes as of the Closing Date. The Existing Fund expects to distribute the shares of the New Fund to its shareholders promptly after the Closing Date. Thereafter, the Existing Fund will be terminated as a series of the Epiphany Funds.

The Plan of Reorganization contains customary representations, warranties, and conditions, including undertakings from Dana and Trinity that each will ensure that the New Fund is not subject to an unfair burden as defined under Section 15(f) of the 1940 Act related to the Reorganization. The Plan of Reorganization may be terminated by Epiphany Fund or by VAT at any time before the closing of the Reorganization if, on the Closing Date, (1) any of the required conditions have not been met and it reasonably appears that that condition will not or cannot be met, (2) if any representation, warranty, or covenant of the other party is materially breached, (3) if circumstances develop that, in the opinion of its Board, make proceeding with the Plan of Reorganization inadvisable, or (4) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization. The Plan of Reorganization also may be terminated or amended by the mutual consent of the parties.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a non-exclusive safe harbor whereby an investment adviser (such as Trinity) to an investment company (such as the Existing Fund) may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied. The first condition is that during the three-year period following the consummation of the Transaction, at least 75% of the investment company's board must not be “interested persons” (as defined in the 1940 Act) of Trinity or its predecessor, which in this case is Dana. Second, no “unfair burden” can be imposed on the investment company as a result of the Transaction. An “unfair burden” includes any arrangement during the two-year period after the Reorganization where the investment adviser (including any predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or is entitled to receive any compensation, directly or indirectly, from: (i) any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company), or (ii) the investment company or its shareholders (other than fees for bona fide investment advisory or other services).

Due to the size of VAT’s assets and VAT’s belief that the Board’s size and composition adequately protected shareholder interests of its series, the VAT Board historically has had three members, two of them Independent Trustees. VAT further believes it would not be in the best interests of shareholders to request that the non-Independent Trustee (the “Interested Trustee”) resign from the Board given the valuable experience he contributes to the Board due to his continuing position as Managing Director and Co-Chief Executive Officer of Ultimus Fund Solutions, LLC, which acts as the New Fund’s transfer agent, fund accountant, and administrator. Counsel to VAT has advised that compliance with Section 15(f) is not mandatory in connection with the Reorganization. However, being mindful of the merits of this provision, the Trustees of VAT have agreed that VAT will have at least two Independent Trustees so long as there are only three Trustees and will have at least three quarters of the Trustees be independent if there are four or more Trustees in the future, for at least three years following the closing of the Reorganization. Moreover, Dana and Trinity have each agreed that it will, and will cause each of its affiliates to, conduct its business and use commercially reasonable efforts in such a way as to ensure that no undue burden is imposed on the New Fund as contemplated by Section 15(f) due to the Reorganization.

Federal Income Taxes

The combination of the Existing Fund and the New Fund in the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of the Reorganization, Epiphany Funds and VAT will receive an opinion from counsel to that effect. In such a reorganization, neither the Existing Fund nor its shareholders will recognize gain or loss as a result of the Reorganization. The tax basis in the New Fund shares an Existing Fund shareholder receives will be the same as the basis in the Existing Fund shares, and the holding period for those New Fund shares will include the holding period of those Existing Fund shares, provided that the latter shares were held as capital assets at the time of the Reorganization. However, no tax ruling has been requested from the Internal Revenue Service regarding the Reorganization. An opinion of counsel is not binding on the Internal Revenue Service (“IRS”) or the courts and is not a guarantee that the tax consequences of the Reorganization will be as described above. If the Reorganization was consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Exiting Fund would recognize gain or loss on the transfer of its assets to the New Fund, and each shareholder of the Existing Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Existing Fund shares and the fair market value of the shares of the New Fund it received. Shareholders should consult their own tax advisors concerning the potential tax consequences of the Reorganization to them, including foreign, state, and local tax consequences.

As of October 31, 2017, the Existing Fund had no unutilized federal tax capital loss carryforwards.

Expenses of the Reorganization

The costs of the Reorganization, including the costs of the meeting, retaining any proxy solicitor, preparing and mailing of the notice, Proxy Statement/Prospectus, and the solicitation of proxies, will be borne by Dana, whether or not the Reorganization is consummated. The total cost of the Reorganization is expected to be approximately $75,000.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, the New Fund will establish a position for each Existing Fund shareholder on the books of the New Fund containing the appropriate number of shares of the New Fund to be received in the Reorganization. No certificates for shares of the New Fund will be issued in connection with the Reorganization.

OTHER INFORMATION

Capitalization

The following table sets forth, as of September 28, 2018: (i) the unaudited capitalization of each class of shares of the Existing Fund (ii) the hypothetical unaudited pro forma capitalization of each class of shares of the New Fund, and (iii) the unaudited pro-forma combined capitalization of the New Fund assuming the Reorganization has been approved. The New Fund is a newly formed series of the VAT that will only commence operations upon consummation of the Reorganization. Therefore, the New Fund had no assets or shares outstanding as of September 28, 2018, and no estimated capitalization is available. If the Reorganization is consummated, the capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity in the Existing Fund and changes in NAV.

Shares of Fund	Net Assets	Adjustment for Reorganization Costs	Adjusted Net Assets	Adjusted Net Asset Value Per Share	Shares Outstanding
Existing Fund – Total	$17,314,748	$0	$17,314,748	n/a	1,328,398
Class A Shares	$10,072,346	$0	$10,072,346	$13.17	764,594
Class I Shares	$7,242,402	$0	$7,242,402	$12.85	563,804
New Fund –Pro forma Total	$17,314,748	$0	$17,314,748	n/a	1,328,398
Investor Class	$10,072,346	$0	$10,072,346	$13.17	764,594
Institutional Class	$7,242,402	$0	$7,242,402	$12.85	563,804
Adjustment for Shares Outstanding	$0		$0	n/a

Shares of Fund	Net Assets	Adjustment for Reorganization Costs	Adjusted Net Assets	Adjusted Net Asset Value Per Share	Shares Outstanding
Combined Fund Pro forma Total	$17,314,748	$0	$17,314,748	n/a	1,328,398

*	Dana will bear 100% of the costs incurred in connection with the Reorganization, therefore Net Assets have not been adjusted for any expenses expected to be incurred in connection with the Reorganization.

The Proxy

The Board of Epiphany Funds is soliciting proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the meeting. A proxy for voting your shares at the meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of each proposal described in this Proxy Statement and at the discretion of the holders of the proxy on any other matter that may come properly before the meeting. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

Shareholder Information.

As of the Record Date, there were [_____] shares of the Existing Fund outstanding – Class A Shares: [____] and Class I shares: [_____].

[                       ] may be deemed to control the Fund by virtue of their ownership interests. As of the Record Date, [no person] was known by the Existing Fund to own beneficially or of record 5% or more of any class of shares of the Existing Fund except as follows:]

Existing Fund Class A Shares

Record (R) or Beneficial (B) Owner Name and Address	Status	Number of Shares	Percentage Ownership of Class

Existing Fund Class I Shares

Record (R) or Beneficial (B) Owner Name and Address	Status	Number of Shares	Percentage Ownership of Class

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Existing Fund as of the Record Date:

Name of Trustee	Dollar Range of Fund Shares Owned
Robert J. Mitchell	None
William Reichenstein	None
J. Kenneth Dalton	None
Samuel J. Saladino, III	Over $100,000

[As of the Record Date, the officers and Trustees of Epiphany Funds, as a group, owned of record and beneficially less than 1% of the outstanding shares of the Existing Fund.]

As of the Record Date, the New Fund had not commenced operations and had no shareholders.

Voting Securities and Voting

Shareholders of record of the Existing Fund at the close of business on the Record Date, are entitled to vote at the meeting or at any adjournments thereof. Shareholders are entitled to one vote for each share held and a proportionate vote for each fractional share held. The presence at the meeting of holders of a majority of the outstanding shares of the Existing Fund entitled to vote, in person or by proxy, shall constitute a quorum for the meeting for the Existing Fund. A quorum being present, the Existing Fund will adopt a proposal if a majority of the shares of the Existing Fund vote to approve the proposal. For purposes of the proposal, “a majority of the shares of the Existing Fund” means the lesser of: (a) 67% or more of the voting securities of the Existing Fund present at the meeting, if 50% or more of the outstanding voting securities of the Existing Fund are represented in person or by proxy; or (b) 50% or more of the outstanding voting securities of the Existing Fund.

For purposes of determining (i) the presence of a quorum, and (ii) whether sufficient votes have been received for approval of a particular proposal, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Existing Fund in obtaining a quorum, but both have the practical effect of a “no” vote for purposes of obtaining the requisite vote for approval of the proposal.

If, with respect to the Existing Fund, either (a) a quorum is not present at the meeting, or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders.

The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board is not aware of any other matters to come before the meeting.

Shareholder Rights and Obligations

Each of VAT and Epiphany Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Epiphany Funds is an Ohio business trust. VAT is Delaware statutory trust. The Boards of Trustees do not believe there are any material differences in shareholder rights between the Epiphany Funds and VAT. Under each Trust’s declaration of trust, the respective Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. The shares of each series of the Trusts have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

With respect to each Fund, shares have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of New Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

The following is only a summary of certain rights of shareholders of the Epiphany Funds and VAT under their respective trust’s governing charter documents and by- laws, state law, and the 1940 Act, and is not a complete description of provisions contained in those sources. Shareholders should refer directly to such charter documents, the provisions of state law, the 1940 Act and rules thereunder for a more thorough description.

Epiphany Funds

General. The Fund is a series of the Trust. The Trust was established under the laws of Ohio by an Agreement and Declaration of Trust dated September 27, 2006. The Trust also is governed by its by-laws and by applicable Ohio law.

Shares. The Trust is authorized to issue an unlimited number of shares of beneficial interest without any par value. Shareholders shall have no preemptive or other right to subscribe to any additional shares or other securities issued by the Trust.

Voting Requirements. Holders of shares of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares. On any matter submitted to a vote of the shareholders, all shares shall be voted by individual series or class, except (a) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series or class, and (b) when the Trustees have determined that the matter affects the interests of more than one series or class, then the shareholders of all such series or classes shall be entitled to vote together thereon.

Shareholder Meetings. Annual meetings of shareholders will not be held, but special meetings of shareholders may be held under certain circumstances. The shareholders shall have power to vote only:

(i) for the election or removal of Trustees as provided in the Agreement and Declaration of Trust, (ii) with respect to any contract with a contracting party as provided in the Agreement and Declaration of Trust as to which shareholder approval is required by the 1940 Act, (iii) with respect to any termination or reorganization of the Trust or any series to the extent as provided in the Agreement and Declaration of Trust, (iv) with respect to any amendment of the Agreement and Declaration of Trust as provided therein, (v) to the same extent as stockholders of an Ohio business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Agreement and Declaration of Trust, the by-laws or any registration of the Trust with the SEC (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. There shall be no cumulative voting in the election of any Trustee or Trustees.

Election and Term of Trustees. The Trust’s affairs are supervised by the Trustees under the laws of the State of Ohio. Each Trustee shall serve as a Trustee during the lifetime of the Trust and until its termination as hereinafter provided or until such Trustee sooner dies, resigns, retires or is removed. The Trustees may elect their own successors and may appoint Trustees to fill vacancies; provided that, immediately after filling a vacancy, at least two-thirds of the Trustees then holding office shall have been elected to such office by the shareholders at an annual or special meeting. If at any time less than a majority of the Trustees then holding office were so elected, the Trustees shall forthwith cause to be held as promptly as possible, and in any event within 60 days, a meeting of Shareholders for the purpose of electing Trustees to fill any existing vacancies.

Shareholder Liability. No shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any series.

Liability of Trustees. Neither the Trustees nor, when acting in such capacity, any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable. Nothing in the Agreement and Declaration of Trust shall protect any Trustee or officer against any liability to the Trust or the shareholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or of such officer.

Reorganization. The Trustees may sell, convey and transfer the assets of the Trust, or the assets belonging to any one or more series, to another trust, partnership, association or corporation organized under the laws of any state of the United States, or to the Trust to be held as assets belonging to another series of the Trust, in exchange for cash, shares or other securities (including, in the case of a transfer to another series of the Trust, shares of such other series) with such transfer being made subject to, or with the assumption by the transferee of, the liabilities belonging to each series the assets of which are so transferred; provided, however, that if shareholder approval is required by the 1940 Act, no assets belonging to any particular series shall be so transferred unless the terms of such transfer shall have first been approved at a meeting called for the purpose by the affirmative vote of the holders of a majority of the outstanding voting shares, as defined in the 1940 Act, of that series. Following such transfer, the Trustees shall distribute such cash, shares or other securities (giving due effect to the assets and liabilities belonging to and any other differences among the various series the assets belonging to which have so been transferred) among the shareholders of the series the assets belonging to which have been so transferred; and if all of the assets of the Trust have been so transferred, the Trust shall be terminated.

New Fund

General. The New Fund is a series of VAT. The Valued Advisers Trust was established as a statutory trust under Delaware law by an Agreement and Declaration of Trust dated June 13, 2008. VAT is also governed by its by-laws and by applicable Delaware law.

Shares. VAT is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. The shares of each VAT mutual fund have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

Voting Requirements. Holders of shares of VAT mutual funds are entitled to one vote for each full share held and fractional votes for fractional shares. On any matter submitted to a vote of shareholders, all shares of VAT mutual funds entitled to vote shall be voted by individual series or class(es), except: (i) as to any matter with respect to which a vote of all series voting as a single series is required by the 1940 Act or the rules thereunder, or Delaware law; and (ii) as to any matter which the Trustees have determined affects only the interest of one or more series or class, only a shareholders of such series or class(es) shall be entitled to vote.

Shareholder Meetings. Annual meetings of shareholders will not be held, but special meetings of shareholders may be held under certain circumstances. The shareholders shall have the right to vote only: (i) for the election or removal of Trustees; (ii) with respect to such additional matters relating to the Trust as may be required by the applicable provisions of the 1940 Act, including Section 16(a) thereof; and (iii) on such other matters as the Trustees may consider necessary or desirable. Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Notwithstanding any other provision of the Agreement and Declaration of Trust, the shareholders shall have power to vote to approve any amendment to Article VIII of the Agreement and Declaration of Trust that would have the effect of reducing the indemnification provided thereby to covered persons or to shareholders or former shareholders, and any repeal or amendment of this sentence, and any such action shall require the affirmative vote or consent of the holders of shares that represent at least two-thirds of the voting power of the shares entitled to be voted thereon. In addition, the removal of one or more Trustees by the shareholders shall require the affirmative vote or consent of the holders of shares that represent at least two-thirds of the voting power of the shares entitled to be voted thereon.

Election and Term of Trustees. Valued Advisers Trust’s affairs are supervised by the Trustees under the laws governing statutory trusts in the State of Delaware. The Trustees shall hold office during the lifetime of the Trust, and until its termination as herein provided; except that (A) any Trustee may resign his trusteeship or may retire by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (B) any Trustee may be removed at any time by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (C) any Trustee who has died, become physically or mentally incapacitated by reason of disease or otherwise, or is otherwise unable to serve, may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; (D) a Trustee may be removed at any meeting of the shareholders by a vote of the holders of shares that represent at least two-thirds of the voting power of the shares entitled to be voted at the meeting; and (E) a Trustee shall be retired in accordance with the terms of any retirement policy adopted by the Trustees and in effect from time to time.

Shareholder Liability. Pursuant to VAT’s Agreement and Declaration of Trust, shareholders of VAT mutual funds generally are not personally liable for the acts, omissions or obligations of VAT or the Trustees.

Liability of Trustees. A Trustee or officer of the VAT, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of the Trust or any Trustee or officer of the Trust; provided, however, that nothing contained herein or in the Delaware Act shall protect any Trustee or officer against any liability to the Trust or to shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust.

Shareholder Proposals

The Funds do not hold regular annual meetings of their shareholders. As a general matter, the New Fund does not intend to hold future regular annual or special meetings of its shareholders unless the election of directors is required by the 1940 Act. Any shareholder who wishes to submit a proposal for consideration at a meeting of shareholders of either Fund should send such proposal to 225 Pictoria Dr., Suite 450, Cincinnati, OH 45246. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Form of **PROXY CARD**

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY*!**

PROXY VOTING

MAIL your signed and voted proxy back in the postage paid envelope provided

Shareholder's Registration
Printed Here

CONTROL NUMBER **123456789**

Epiphany FFV Fund
(a series of Epiphany Funds)

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2018

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Sam Saladino and [____], each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Epiphany FFV Fund, a series of Epiphany Funds (the "Trust") to be held at 8:00 a.m. Eastern time on December 17, 2018, at 200 N. Mesquite Street, Suite 205, Arlington, TX 76011, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-320-2185**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 5 p.m. Eastern Time.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Form of

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of October __, 2018, among EPIPHANY FUNDS, an Ohio business trust, with its principal place of business at 200 N. Mesquite Street, Suite 205, Arlington, TX 76011 (“Epiphany Funds”), on behalf of Epiphany FFV Fund, a series of Epiphany Funds (“Existing Fund”);VALUED ADVISERS TRUST, a Delaware statutory trust, with its principal place of business at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (“Trust”), on behalf of Dana Epiphany ESG Equity Fund, a series of the Trust (“New Fund”) (each of Epiphany Funds and the Trust being sometimes referred to herein as an “Investment Company,” and each of Existing Fund and New Fund being sometimes referred to herein as a “Fund”); and, solely for purposes of paragraph 6, DANA INVESTMENT ADVISORS, INC., advisor to the New Fund (“Advisor”) and TRINITY FIDUCIARY PARTNERS, LLC, advisor to Existing Fund (“Trinity”). Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by each Fund -- and of and by the Investment Company of which that Fund is a series, on that Fund’s behalf -- shall be the Obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series, on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by a Fund or the Investment Company of its Obligations set forth herein.

The Trust and Epiphany Funds wish to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and each of them intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). The reorganization will consist of the Existing Fund converting from a series of Epiphany Funds to a series of the Trust -- by (1) the sale, assignment, conveyance, transfer, and delivery of all of the property and Assets (defined below) of the Existing Fund to the New Fund in exchange solely for (a) shares of beneficial interest (“shares”) of the New Fund, as described herein, and (b) the assumption by the New Fund of all Liabilities (defined below) of the Existing Fund, and (2) the subsequent distribution of those New Fund shares (which shall then constitute all of the assets of the Existing Fund) pro rata to the shareholders in exchange for their shares of beneficial interest of the Existing Fund in complete liquidation thereof (for federal tax purposes), and (3) effectively terminating the Existing Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving the Existing Fund and the New Fund being referred to herein collectively as the “Reorganization”).

Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of the trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of the respective Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of the Fund that is a series thereof and that the interests of the shareholders will not be diluted as a result of the Reorganization.

The Existing Fund’s issued and outstanding shares are divided into two classes: Class A and Class I (“Existing Fund Class A Shares” and “Existing Fund Class I Shares”, respectively, and together, “Existing Fund Shares”). The New Fund will issue and have outstanding shares divided into two classes, Investor Class shares, and Institutional Class shares (“New Fund Investor Class Shares,” and “New Fund Institutional Class Shares,” respectively, and New Fund Investor Class Shares and New Fund Institutional Class Shares together, “New Fund Shares”). The rights and obligations of Existing Fund Class A Shares and New Fund Investor Class Shares, and of Existing Fund Class I Shares and New Fund Institutional Class Shares, are substantially similar to each other.

In consideration of the mutual promises contained herein, the parties agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

1.1 Subject to the requisite approvals of the Existing Fund’s shareholders and others and the terms and conditions set forth herein, the Existing Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to the New Fund. In exchange therefor, the New Fund shall:

(a) issue and deliver to the Existing Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) (1) New Fund Investor Class Shares equal to the number of full and fractional Existing Fund Class A Shares then outstanding and (2) New Fund Institutional Class Shares equal to the number of full and fractional Existing Fund Class I Shares then outstanding; and

(b) assume all of the Existing Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2 The Assets shall consist of all assets and property of every kind and nature -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records – the Existing Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on the Existing Fund’s books at that time.

1.3 The Liabilities shall consist of all of the Existing Fund’s liabilities, debts, obligations, and duties of whatever kind and nature existing at the Effective Time, whether known or unknown, accrued or contingent, and whether or not arising in the ordinary course of business, determinable as of the Effective Time, or specifically referred to herein, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by the Advisor pursuant to paragraph 6).

1.4 At or before the Closing, the New Fund shall redeem the Initial Shares (as defined in paragraph 5.5) for the price at which they are issued pursuant to that paragraph. At the Effective Time (or as soon thereafter as is reasonably practicable), the Existing Fund shall distribute the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Existing Fund Shares then held of record and in constructive exchange therefor, and will completely liquidate (which shall be treated as a complete liquidation of the Existing Fund for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations). That distribution shall be accomplished by the Trust’s transfer agent opening accounts on the New Fund’s shareholder records in the names of the Shareholders and transferring those New Fund Shares to those accounts. Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Existing Fund Shares that Shareholder holds as of the Effective Time, by class (i.e., the account for each Shareholder that holds Existing Fund Class A Shares shall be credited with the number of full and fractional New Fund Investor Class Shares due that Shareholder, and the account for each Shareholder that holds Existing Fund Class I Shares shall be credited with the number of full and fractional New Fund Institutional Class Fund Shares due that Shareholder). The aggregate net asset value (“NAV”) of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Existing Fund Shares that Shareholder owned at the Effective Time.

1.5 (a) The value of the Existing Fund’s net assets (the assets to be acquired by the New Fund hereunder, net of liabilities assumed by the New Fund) shall be the value of such net assets computed as of the close of business on the Closing Date, using the valuation procedures set forth in the Existing Fund’s then current prospectus and statement of additional information or such other valuation procedures as may be mutually agreed upon by the parties.

(b) All computations of value and NAV shall be made by Mutual Shareholder Services, LLC, (“MSS”) accounting agent for the Existing Fund, in accordance with its regular practice in pricing the shares and assets of the Fund.

1.6 Any transfer taxes payable on the issuance and transfer of the New Fund Shares in a name other than that of the registered holder on the Existing Fund’s shareholder records of the Existing Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7 Any reporting responsibility of the Existing Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated, except that the New Fund shall be responsible for preparing and filing any Form N-Q or Form N-CSR (including the annual report to shareholders) if the fiscal period relating to such form ended prior to the Effective Time, but as of the Effective Time such form has not yet been filed.

1.8 After the Effective Time, the Existing Fund shall not conduct any business except in connection with its dissolution and termination. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, (a) the Existing Fund shall be terminated as a series of Epiphany Funds and (b) Epiphany Funds shall make all filings and take all other actions in connection therewith necessary and proper to effect the Existing Fund’s complete dissolution.

2. CLOSING AND EFFECTIVE TIME

2.1 Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on [December 28, 2018] (“Effective Time”) or such other time as agreed by the parties. The Closing shall be held at the offices of Trinity, 200 N. Mesquite Street, Suite 205, Arlington, TX 76011, or another place as to which the Investment Companies agree.

2.2 Epiphany Funds shall direct the custodian of the Existing Fund’s assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating and verifying that (a) the Assets it holds will be transferred to the New Fund at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Existing Fund to the New Fund, as reflected on the New Fund’s books immediately after the Effective Time, does or will conform to that information on the Existing Fund’s books immediately before the Effective Time.

2.3 Epiphany Funds shall direct its transfer agent to deliver at the Closing (a) to the Trust, a Certificate (1) verifying that the Existing Fund’s shareholder records contain each Shareholder’s name and address and the number of full and fractional outstanding Existing Fund Shares that each such Shareholder owns at the Effective Time and (2) as to the opening of accounts on the New Fund’s shareholder records in the names of the Shareholders and (b) to Epiphany Funds, a confirmation, or other evidence satisfactory to it, that the New Fund Shares to be credited to the Existing Fund at the Effective Time have been credited to the Existing Fund’s account on those records.

2.4 Epiphany Funds shall direct its custodian to deliver to the Trust and Advisor, within five days before the Closing, a Certificate listing each security, by name of issuer and number of shares, that is carried on the Existing Fund’s books, at an estimated fair market value provided by an authorized pricing vendor for the Existing Fund.

2.5 At the Closing, each Investment Company shall deliver, on behalf of its Fund, as applicable, (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a Certificate in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3. REPRESENTATIONS AND WARRANTIES

3.1 Epiphany Funds, on the Existing Fund’s behalf, represents and warrants to the Trust, on the New Fund’s behalf, as follows:

(a) Epiphany Funds (1) is a business trust that is duly organized, validly existing, and in good standing under the laws of the State of Ohio (“Ohio Law”), and its Agreement and Declaration of Trust dated September 27, 2006, as most recently amended on January 30, 2016 (“Epiphany Funds’ Declaration of Trust”), is on file with the Office of the Secretary of State of Ohio, (2) is duly registered under the 1940 Act as an open-end management company, and no proceeding has been instituted to suspend that registration, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) The Existing Fund is a duly established and designated series of Epiphany Funds;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the Epiphany Funds’ Board; and this Agreement constitutes a valid and legally binding obligation of Epiphany Funds, with respect to Existing Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) At the Effective Time, Epiphany Funds, on behalf of the Existing Fund, will have good and marketable title to the Assets for the Existing Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except encumbrances on securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on the New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(e) Epiphany Funds, with respect to the Existing Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Ohio Law, Epiphany Funds’ Declaration of Trust, or its By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Epiphany Funds, on Existing Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Epiphany Funds, on the Existing Fund’s behalf, is a party or by which it is bound;

(f) At or before the Effective Time, either (1) all material contracts and other commitments of the Existing Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or the New Fund’s assumption of any liabilities of the Existing Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights Epiphany Funds may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Epiphany Funds’ knowledge, threatened against Epiphany Funds, with respect to the Existing Fund or any of its properties or assets attributable or allocable to the Existing Fund, that, if adversely determined, would materially and adversely affect the Existing Fund’s financial condition or the conduct of its business; and Epiphany Funds, on the Existing Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the Existing Fund’s business or Epiphany Funds’ ability to consummate the transactions contemplated hereby;

(h) The Existing Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year ended October 31, 2017, have been audited by Sanville & Company, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements present fairly, in all material respects, the Existing Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended, and there are no known contingent liabilities of the Existing Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

(i) Since October 31, 2017, there has not been any material adverse change in Existing Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Existing Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Existing Fund Share due to declines in market values of securities the Existing Fund holds, the discharge of Existing Fund liabilities, or the redemption of Existing Fund Shares by its shareholders shall not constitute a material adverse change;

(j) All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of the Existing Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of Epiphany Funds’ knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and the Existing Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k) The Existing Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“IRS”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; the Existing Fund is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); the Existing Fund has elected to be, and for each taxable year of its operation (including its current taxable year) has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification and treatment as, a “regulated investment company” (“RIC”) (and will qualify as a RIC at the Effective Time) and has been (and for that year will be) eligible to and has computed (and for that year will compute) its federal income tax under section 852; the Existing Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and the Existing Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l) All issued and outstanding Existing Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Epiphany Funds and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Existing Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on the Existing Fund’s shareholder records, as provided in paragraph 2.3; and the Existing Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Existing Fund Shares, nor are there outstanding any securities convertible into any Existing Fund Shares;

(m) The Existing Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n) The Existing Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o) Not more than 25% of the value of the Existing Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which the Existing Fund invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose;

(p) The Existing Fund’s current prospectus and statement of additional information (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(q) The information to be furnished by Epiphany Funds for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the N-14 (as defined in paragraph 3.3(a)) will, at the Effective Time, with respect to information furnished by Epiphany Funds, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(r) The Epiphany Funds’ Declaration of Trust permits Epiphany Funds to vary its shareholders’ investment; Epiphany Funds does not have a fixed pool of assets; each series thereof (including the Existing Fund) is a managed portfolio of securities; and Trinity has the authority to buy and sell securities for Existing Fund;

(s) Existing Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus, except as previously disclosed in writing to the Trust; and

(t) New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

(u) At the Closing, at least 33 1/3% of the Existing Fund’s portfolio assets (by fair market value) will meet the investment objectives, strategies, policies, risks and restrictions of the New Fund, and the Existing Fund will not alter its portfolio in connection with the Reorganization to meet this 33 1/3% threshold. The Existing Fund did not enter into any line of business as part of the plan of reorganization;

(v) To the best of the knowledge of the Existing Fund’s management, (i) there is no plan or intention by the Existing Fund shareholders to sell, exchange, redeem, or otherwise dispose of a number of the Existing Fund Shares (or New Fund Shares received in the Reorganization), in connection with the Reorganization, that would reduce the Existing Fund shareholders’ ownership of the Existing Fund Shares (or equivalent New Fund Shares) to a number of shares that was less than 50 percent of the number of the Existing Fund Shares outstanding prior to the Closing; and (ii) there is no plan or intention by any shareholder owning 5% or more of the Existing Fund Shares to sell, exchange, redeem, or otherwise dispose of any Existing Fund Shares (or New Fund Shares received in the Reorganization), in connection with the Reorganization; and

(w) During the five-year period ending on the Closing Date, neither the Existing Fund nor any person related (as defined in section 1.368-1(e)(4) of the Treasury Regulations without regard to 1.368-1(e)(4)(i)) to the Existing Fund will have (i) acquired the Existing Fund Shares with consideration other than the New Fund Shares or the Existing Fund Shares, except in the ordinary course of the Existing Fund’s business as an open-end mutual fund pursuant to section 22(e) of the 1940 Act; or (ii) made distributions with respect to the Existing Fund Shares except for (A) normal, regular dividend distributions made pursuant to the historic dividend paying practice of the Existing Fund, and (B) distributions and dividends declared and paid in order to ensure the Existing Fund’s continuing qualification as a regulated investment company and to avoid the imposition of fund-level tax; and

3.2 The Trust, on New Fund’s behalf, represents and warrants to Epiphany Funds, on the Existing Fund’s behalf, as follows:

(a) The Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under Delaware Law, and its Agreement and Declaration of Trust, dated June 13, 2008, as most recently amended on September 8, 2016 (“Trust’s Declaration of Trust”), is on file with the Office of the Secretary of State of Delaware, (2) is duly registered under the 1940 Act as an open-end management company, and no proceeding has been instituted to suspend that registration, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) As of the Effective Time, the New Fund will be a duly established and designated series of the Trust; and New Fund has not commenced operations and will not do so until after the Closing;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of the Trust, with respect to the New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by the New Fund, except the Initial Shares. All of the New Fund Shares to be issued and delivered to Epiphany Funds, for the account of the Existing Fund shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued New Fund Shares and be fully paid and non-assessable by the Trust;

(e) No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f) The Trust, with respect to the New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware Law, the Trust’s Declaration of Trust, or its By-Laws, or any Undertaking to which the Trust, on the New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, on the New Fund’s behalf, is a party or by which it is bound;

(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to New Fund or any of its properties or assets attributable or allocable to the New Fund, that, if adversely determined, would materially and adversely affect the New Fund’s financial condition or the conduct of its business; and the Trust, on the New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the New Fund’s business or the Trust’s ability to consummate the transactions contemplated hereby;

(h) The New Fund was formed for the purpose of the Reorganization; the New Fund is not (and will not be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a trust, for federal tax purposes and either will elect the latter classification by filing Form 8832 with the IRS or is (and will be) a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; the New Fund will be an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; the New Fund will meet the requirements of Part I of Subchapter M for qualification as a RIC, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and the New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for its next taxable year;

(i) There is no plan or intention for the New Fund to be dissolved or merged into another statutory or business trust or a statutory trust or corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(j) Assuming the truthfulness and correctness of Epiphany Funds’ representation and warranty in paragraph 3.1(o), immediately after the Reorganization (1) not more than 25% of the value of the New Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

(k) Immediately after the Effective Time, the New Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(l) The information to be furnished by the Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the N-14 will, at the Effective Time, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(m) The Trust’s Declaration of Trust permits the Trust to vary its shareholders’ investment; the Trust does not have a fixed pool of assets; each series thereof is (and New Fund, on commencement of its operations, will be) a managed portfolio of securities; and Advisor will have the authority to buy and sell securities for the New Fund;

(n) The New Fund has not yet commenced operations. The Reorganization will be structured as a “shell reorganization” subject to U.S. federal income tax treatment under Section 368(a)(1)(F) of the Code. The New Fund is, and will be at the time of Closing, a new series portfolio of the Trust created within the last twelve (12) months, without assets (other than seed capital) or liabilities, formed for the purpose of receiving the Assets and assuming the Liabilities of the Existing Fund in connection with the Reorganization and, accordingly, the New Fund has not prepared books of account and related records or financial statements or issued any shares; and

(o) The New Fund Board of Trustees will, for a period of no less than 3 years following the Closing of the Reorganization, be composed of at least two Independent Trustees so long as there are only three Trustees and will have at least three quarters of the Trustees be independent if there are four or more Trustees in the future.

3.3 Epiphany Funds, on behalf of the Existing Fund, and the Trust, on behalf of the New Fund, respectively, hereby further represent and warrant to each other as follows:

(a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on either Fund’s behalf, except for (1) the Trust’s filing with the Commission of a Combined Proxy Statement/Prospectus (and related documents) on Form N-14 relating to the Reorganization and the New Fund Shares issuable hereunder, and any supplement or amendment thereto, (“N-14”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b) The fair market value of the New Fund Shares each Shareholder receives will be equal to the fair market value of its Existing Fund Shares it actually or constructively surrenders in exchange therefor;

(c) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisors for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d) The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by the New Fund and those to which the Assets are subject; and the value of the Existing Fund’s net assets will equal (1) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange and the Existing Fund’s declaration of dividends and/or other distributions, if any, on the date of the Closing, using the valuation procedures set forth in Epiphany Funds’ then-current prospectus and statement of additional information for the Existing Fund and valuation procedures established by the Epiphany Funds’ Board, less (2) the amount of the Liabilities at that time, with the computation of all such amounts being made by or under the direction of MSS or, in the case of securities subject to fair valuation, in accordance with those valuation procedures;

(e) None of the compensation received by any Shareholder who or that is an employee of or service provider to the Existing Fund will be separate consideration for, or allocable to, any of the Existing Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(f) No expenses incurred by the Existing Fund or on its behalf in connection with the Reorganization will be paid or assumed by the New Fund, Advisor, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than the New Fund Shares will be transferred to the Existing Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof;

(g) There will be no dissenters to the Reorganization under the applicable provisions of Ohio Law, and the New Fund will not pay cash in lieu of fractional New Fund Shares in connection with the Reorganization;

(h) The Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax); and

(i) The principal purpose of the New Fund’s assumption of the Liabilities is a bona fide business purpose and is not avoidance of federal income tax on the transaction.

4. COVENANTS

4.1 The Trust and Epiphany Funds each covenants to take all action necessary to obtain approval of the transactions contemplated hereby.

4.2 The Trust and Epiphany Funds each covenants to prepare the N-14 in compliance with applicable federal and state securities laws.

4.3 The Trust and Epiphany Funds each covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), it deems necessary or desirable in order to vest in, and confirm to, (a) the Trust, on the New Fund’s behalf, title to and possession of all the Assets, and (b) Epiphany Funds, on the Existing Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.4 The Trust and Epiphany Funds each covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue New Fund’s operations after the Effective Time.

4.5 Subject to this Agreement, the Trust and Epiphany Funds each covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

4.6 Epiphany Funds will at the Closing Date provide the Trust with:

(a) A statement of the respective tax basis of all investments to be transferred by the Existing Fund to the New Fund and the holding periods of such investments;

(b) A copy (which may be in electronic form) of the shareholder ledger accounts of each of the Existing Fund, including, without limitation (“Existing Fund Shareholder Documentation”),

(i) the name, address and taxpayer identification number of each shareholder of record,

(ii) the number of shares of beneficial interest held by each shareholder,

(iii) the dividend reinvestment elections applicable to each shareholder, and

(iv) the backup withholding and nonresident alien withholding certifications, notices or records on file with the Existing Fund with respect to each shareholder, and such information as the Trust on behalf of the New Fund may reasonably request concerning Existing Fund shares or Existing Fund shareholders in connection with Existing Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related regulations issued by the United States Treasury following the Closing Date for all of the shareholders of record of the Existing Fund’s shares as of the Effective Time, who are to become holders of the New Fund as a result of the transfer of Assets that is the subject of this Agreement.

(c) A copy of any other tax books and records of the Existing Fund necessary for purposes of preparing any tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1)) required by law to be filed by the Existing Fund after the Closing Date.

(d) All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Existing Fund (“FIN 48 Workpapers”).

4.7 As promptly as practicable, but in any case within sixty days after the date of the Closing Date, Epiphany Funds shall furnish the Trust, in such form as is reasonably satisfactory to the Trust, a statement of the earnings and profits of the Existing Fund for federal income tax purposes that will be carried over by the Existing Fund as a result of Section 381 of the Code.

4.8 Epiphany Funds undertakes that, if the Reorganization is consummated, the Existing Fund will liquidate and dissolve.

5. CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the Trust’s Board, on behalf of the New Fund, and by the Epiphany Funds’ Board, on behalf of the Existing Fund;

5.2 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The N-14 shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Trust’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.3 At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.4 The Investment Companies shall have received an opinion of Thompson Hine LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (which, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if requested, addressed to it. The Tax Opinion shall be substantially to the effect that – based on the facts and assumptions mentioned therein and conditioned on those representations and warranties’ being true and complete as of the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) – for federal income tax purposes:

(a) The New Fund’s acquisition of the Assets in exchange solely for the New Fund Shares and its assumption of the Liabilities, followed by the Existing Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Existing Fund Shares and in complete liquidation of Existing Fund, will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));

(b) The Existing Fund will recognize no gain or loss on the transfer of the Assets to the New Fund in exchange solely for the New Fund Shares and the New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Existing Fund Shares;

(c) The New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for the New Fund Shares and its assumption of the Liabilities;

(d) The New Fund’s basis in each Asset will be the same as the Existing Fund’s basis therein immediately before the Reorganization, and the New Fund’s holding period for each Asset will include the Existing Fund’s holding period therefor (except where the New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e) A Shareholder will recognize no gain or loss on the exchange of all its Existing Fund Shares solely for the New Fund Shares pursuant to the Reorganization;

(f) A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Existing Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Existing Fund Shares, provided the Shareholder holds them as capital assets as of the Effective Time; and

(g) For purposes of section 381, New Fund will be treated just as the Existing Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of the Existing Fund’s taxable year, the Existing Fund’s tax attributes enumerated in section 381(c) will be taken into account by the New Fund as if there had been no Reorganization, and the part of the Existing Fund’s taxable year before the Reorganization will be included in the New Fund’s taxable year after the Reorganization.

Notwithstanding the foregoing, the Tax Opinion shall be subject to customary limitations and qualifications; for example, and without limiting the foregoing, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting;

5.5 Before the Closing, the Trust’s Board shall have authorized the issuance of, and the Trust shall have issued, one New Fund Share of each class (“Initial Shares”) to the Advisor or an affiliate thereof, in consideration of the payment of $10.00 (or other amount that Board determines) apiece, to take whatever action it may be required to take as the New Fund’s sole shareholder pursuant to paragraph 5.6;

5.6 The Trust shall have entered into, or adopted, as appropriate, an investment management agreement and other agreements and plans necessary for the New Fund’s operation as a series of an open-end management investment company. Each such agreement and plan shall have been approved by the Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by the Advisor or its affiliate as the New Fund’s sole shareholder;

5.7 Epiphany Funds shall have delivered to the Trust (i) a statement of the Existing Fund’s Assets, together with a list of portfolio securities of the Existing Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, (ii) the Existing Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, (iv) any tax books and records as described in Section 4.6(c), and (v) a statement of earnings and profits as provided in Section 4.7;

5.8 At any time before the Closing, the Trust or Epiphany Funds may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.2, 5.3, and 5.4) if, in the judgment of its Board, that waiver will not have a material adverse effect on the interests of the Fund’s shareholders;

5.9 The Trust shall have received a favorable opinion of Thompson Hine LLP, counsel to Epiphany Funds, dated as of the Closing Date and in a form satisfactory to the Trust, to the following effect:

(a) Epiphany Funds is duly organized, validly existing and in good standing under the laws of the State of Ohio and has power to own all of its properties and assets and to carry on its business as presently conducted and the Existing Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of Epiphany Funds;

(b) This Agreement has been duly authorized, executed and delivered on behalf of Epiphany Funds and, assuming the N-14 Registration Statement complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by all other parties, is the valid and binding obligation of Epiphany Funds enforceable against Epiphany Funds in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c) The execution and delivery of this Agreement did not, and the performance by Epiphany Funds of its obligations hereunder, including the transfer of the Assets, will not, violate Epiphany Fund’s organizational documents;

(d) Epiphany Funds is registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the Commission is in full force and effect;

(e) Except as disclosed in writing to the Trust, such counsel knows of no material legal proceedings pending against Epiphany Funds; and

(f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Epiphany Funds of the transactions contemplated by this Agreement except such as have been obtained;

5.10 In connection with the opinion contemplated by Section 5.9 of this Agreement, it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of Epiphany Funds;

5.11 Epiphany Funds shall have received a favorable opinion of Stradley Ronon Stevens & Young, LLP, counsel to the Trust, dated as of the Closing Date and in a form satisfactory to Epiphany Funds, to the following effect:

(a) The Trust is duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of the Trust;

(b) This Agreement has been duly authorized, executed and delivered on behalf of the Trust and, assuming the N-14 Registration Statement complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by all other parties, is the valid and binding obligation of the Trust enforceable against the Trust in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(c) The execution and delivery of this Agreement did not, and the performance by the Trust of its obligations hereunder, will not, violate the Trust’s organizational documents;

(d) The Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the Commission is in full force and effect;

(e) Except as disclosed in writing to Epiphany Funds, such counsel knows of no material legal proceedings pending against the Trust; and

(f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust of the transactions contemplated by this Agreement except such as have been obtained; and

5.12 In connection with the opinion contemplated by Section 5.11 of this Agreement, it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Trust.

6. EXPENSES

Subject to complying with the representation and warranty contained in paragraph 3.3(f), Advisor shall bear the entirety of the total Reorganization Expenses, whether or not the Closing occurs. The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing Existing Fund’s prospectus supplements and the N-14, and printing and distributing New Fund’s prospectus and the N-14, (2) legal and accounting fees, (3) transfer taxes for foreign securities, and (4) any and all incremental Blue Sky fees. The Advisor has agreed to pay or reimburse all such Reorganization Expenses incurred by Trinity under this Paragraph 6. Furthermore, the Advisor shall reimburse Trinity in an amount up to $50,000 for any fee waivers or expense reimbursements that would have been available if the Reorganization did not occur. Notwithstanding the foregoing, expenses shall be paid by the New Fund to the extent that the payment thereof by another person would result in the New Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization. Furthermore, the Advisor and Trinity each agree that it will, and will cause each of its affiliates to, conduct its business and use commercially reasonable efforts in such a way as to ensure that no undue burden is imposed on the New Fund as contemplated by Section 15(f) of the 1940 Act due to the Reorganization.

7. ENTIRE AGREEMENT; NO SURVIVAL

Epiphany Funds, on behalf of Existing Fund, and the Trust, on behalf of New Fund, have not made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement of Epiphany Funds, on behalf of the Existing Fund, and the Trust on behalf of the New Fund. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8. TERMINATION

This Agreement may be terminated at any time at or before the Closing by the Investment Companies’ mutual agreement or by resolution of either the Epiphany Funds’ Board, on behalf of the Existing Fund, or the Trust’s Board, on behalf of the New Fund, (a) if circumstances should develop that, in the opinion of that Board, make proceeding with this Agreement inadvisable with respect to its Fund, (b) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (c) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (d) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (e) if the Closing has not occurred on or before January 31, 2019, or such other date as to which the Investment Companies agree. Any such termination resolution will be effective when made. In the event of termination by mutual agreement or pursuant to clauses (d) or (e), neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

9. AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Epiphany Funds, on behalf of the Existing Fund, and of the Trust, on behalf of the New Fund.

10. SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11. MISCELLANEOUS

11.1 This Agreement shall be governed by and construed in accordance with Ohio Law, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between that law and the federal securities laws, the latter shall govern.

11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Trust, on the New Fund’s behalf, or Epiphany Funds, on the Existing Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3 Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the Fund that is a series thereof but are only binding on and enforceable against its property attributable to and held for the benefit of such Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims under this Agreement on its or its Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

11.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by Epiphany Funds, on behalf of Existing Fund, and the Trust, on behalf of New Fund. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

EPIPHANY FUNDS, on behalf of its series, EPIPHANY FFV FUND

By:
Name:
Title:

VALUED ADVISERS TRUST, on behalf of its series, DANA EPIPHANY ESG EQUITY FUND

By:
Name:
Title:

For purposes of paragraph 6 only:

TRINITY FIDUCIARY PARTNERS, LLC

By:
Name:
Title:

DANA INVESTMENT ADVISORS, INC.

By:
Name:
Title:

APPENDIX B - FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Existing Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Existing Fund share. The total returns in the tables reflect the rates an investment in the Existing Fund would have earned (or lost), assuming reinvestment of all dividends and distributions. The following information for the fiscal years ended October 31 has been derived from the Existing Fund’s financial statements, which have been audited by Sanville & Company, independent registered public accounting firm. The information for the semi-annual period ended April 30, 2018 has been derived from the Existing Fund’s semi-annual report. The Financial Highlights are an integral part of the Existing Fund’s audited financial statements included in the Existing Fund’s Annual Report to Shareholders, and the Semi-Annual Report to Shareholders, which are available upon request, and incorporated by reference into the Existing Fund’s Statement of Additional Information. This should be read in conjunction with those financial statements.

EPIPHANY FFV FUND – CLASS A

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

	(Unaudited)
	Six Months
	Ended		Fiscal Years Ended
	4/30/2018		10/31/2017	10/31/2016	10/31/2015(a)	10/31/2014	10/31/2013

Net Asset Value, at Beginning of Year/Period	$13.38		$11.12	$11.88	$12.85	$12.82	$10.27

Income From Investment Operations:
Net Investment Income *	0.03		0.08	0.05	0.04	0.03	0.07
Net Gain (Loss) on Securities
(Realized and Unrealized)	0.71		2.43	(0.15)	0.03	1.49	2.74
Total from Investment Operations	0.74		2.51	(0.10)	0.07	1.52	2.81

Distributions:
From Net Investment Income	(0.03)		(0.08)	(0.04)	(0.08)	(0.05)	(0.08)
From Net Realized Gain	(2.03)		(0.17)	(0.60)	(0.96)	(1.44)	(0.18)
Return of Capital	—		—	(0.02)	—	—	—
Total from Distributions	(2.06)		(0.25)	(0.66)	(1.04)	(1.49)	(0.26)

Redemption Fees ***	—		—	—	—	—	—

Net Asset Value, at End of Year/Period	$12.06		$13.38	$11.12	$11.88	$12.85	$12.82

Total Return **	5.53	%(c)	22.86%	(0.72)%	0.25%	12.96%	27.97%

Ratios/Supplemental Data:
Net Assets at End of Year/Period (Thousands)	$10,174		$13,609	$19,657	$22,619	$19,283	$13,952
Before Waiver
Ratio of Expenses to Average Net Assets	1.82	%(b)	1.82%	1.68%	1.68%	1.60%	2.20%
Ratio of Net Investment Income (Loss) to
Average Net Assets	0.15	%(b)	0.38%	0.30%	0.18%	0.16%	(0.11%)
After Waiver
Ratio of Expenses to Average Net Assets	1.50	%(b)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income to
Average Net Assets	0.47	%(b)	0.69%	0.48%	0.36%	0.26%	0.59%
Portfolio Turnover	7	%(c)	97%	63%	81%	70%	83%

(a)	On June 1, 2015, Class N shares were renamed Class A shares.
(b)	Annualized.
(c)	Not Annualized.
*	Per share net investment income has been determined on the basis of average shares outstanding during the period.
**	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.
***	The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

B-1

EPIPHANY FFV FUND – CLASS I (FORMERLY CLASS C)

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

	(Unaudited)
	Six Months
	Ended		Fiscal Years Ended
	4/30/2018		10/31/2017(a)	10/31/2016	10/31/2015	10/31/2014	10/31/2013

Net Asset Value, at Beginning of Year/Period	$10.63		$10.51	$10.40	$10.55	$10.31	$10.46

Income From Investment Operations:
Net Investment Income (Loss) *	0.04		0.15	0.13	0.11	0.13	0.20
Net Gain (Loss) on Securities
(Realized and Unrealized)	3.17		(0.02)	0.02	(0.08)	0.24	(0.18)
Total from Investment Operations	3.21		0.13	0.15	0.03	0.37	0.02

Distributions:
From Net Investment Income	(0.04)		(0.01)	(0.04)	(0.16)	(0.13)	(0.15)
From Net Realized Gain	(2.03)		—	—	(0.02)	—	(0.02)
Total from Distributions	(2.08)		(0.01)	(0.04)	(0.18)	(0.13)	(0.17)

Redemption Fees ***	—		—	—	—	—	—

Net Asset Value, at End of Year/Period	$11.76		$10.63	$10.51	$10.40	$10.55	$10.31

Total Return **	5.67	%(c)	1.20%	1.41%	0.33%	3.57%	0.16%

Ratios/Supplemental Data:
Net Assets at End of Year/Period (Thousands)	$7,459		$889	$1,141	$914	$603	$568
Before Waiver
Ratio of Expenses to Average Net Assets	1.58	%(b)	1.97%	2.26%	2.41%	2.48%	2.49%
Ratio of Net Investment Loss to
Average Net Assets	0.38	%(b)	1.08%	0.98%	0.63%	0.80%	1.40%
After Waiver
Ratio of Expenses to Average Net Assets	1.25	%(b)	1.64%	2.00%	2.00%	2.00%	2.00%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.70	%(b)	1.41%	1.24%	1.04%	1.28%	1.90%
Portfolio Turnover	7	%(c)	49%	52%	43%	27%	47%

(a)	Effective May 30, 2017, Class C shares were reclassified Class I shares.
(b)	Annualized.
(c)	Not Annualized.
*	Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
**	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.
***	The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

B-2

APPENDIX C: Dana Epiphany ESG Equity Fund PROSPECTUS DATED [NOVEMBER__], 2018, AS SUPPLEMENTED TO DATE: Dana Epiphany ESG Equity Fund PROSPECTUS DATED [NOVEMBER__], 2018, AS SUPPLEMENTED TO DATE

The prospectus of the Dana Epiphany ESG Equity Fund dated [November__], 2018, as supplemented to date, is part of this Prospectus/Proxy Statement and will be included in the Proxy mailing to all shareholders of record of the Epiphany FFV Fund and is incorporated by reference from the electronic filing on Form N-1A made by Valued Advisers Trust on August 31, 2018, under Accession No. 0001398344-18-013043.

PART B

STATEMENT OF ADDITIONAL INFORMATION

FOR

Dana Epiphany ESG Equity Fund

a series of

Valued Advisers Trust

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(855) 280-9648

Dated November [ ], 2018

Acquisition of All of the Assets and Liabilities of:

EPIPHANY FFV FUND

(a series of Epiphany Funds)

By and in exchange for shares of

Dana Epiphany ESG Equity Fund

(a series of Valued Advisers Trust)

This Statement of Additional Information (“SAI”) relates specifically to the proposed acquisition of all of the assets and liabilities of the Epiphany FFV Fund (the “Existing Fund”), a series of Epiphany Funds, by the Dana Epiphany ESG Equity Fund (the “New Fund”), a series of Valued Advisers Trust (“VAT”), as described in the Proxy Statement/Prospectus (the “Reorganization”).

This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein (is legally considered to be part of this SAI):

1.	Statement of Additional Information of the Existing Fund dated March 1, 2018, as supplemented to date (previously filed on EDGAR, Accession No. 0001162044-18-000131).

2.	Annual Report of the Existing Fund for the fiscal year ended October 31, 2017 (previously filed on EDGAR, Accession No. 0001162044-18-000010).

3.	Semi-Annual Report of the Existing Fund for the fiscal period ended April 30, 2018 (previously filed on EDGAR, Accession No. 0001162044-18-000410).

4.	Statement of Additional Information of the New Fund dated [November ], 2018 as supplemented to date (previously filed on EDGAR, Accession No. 0001398344-18-013043).

This SAI is not a prospectus, and should be read in conjunction with the Proxy Statement/Prospectus, dated [November ____ ], 2018, relating to the Reorganization. The Proxy Statement/Prospectus and any of the materials incorporated by reference into this SAI are available upon request, without charge, by writing to the address below or by calling the telephone numbers listed as follows:

For inquiries regarding the Existing Fund:	For inquiries regarding the New Fund or VAT:
Epiphany FFV Fund 200 N. Mesquite Street, Suite 205 Arlington, TX 76011 1-800-320-2185 www.epiphanyfunds.com	Dana Epiphany ESG Equity Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Dr., Suite 450, Cincinnati, Ohio 45246 1-855-280-9648 www.danafunds.com

Pro Forma Financial Information

Pro forma financial information has not been prepared for the reorganization of the Existing Fund into the New Fund because the Existing Fund will be reorganized into a newly organized shell series of VAT with no assets and liabilities that will commence investment operations upon completion of the reorganization and continue the operations of the Existing Fund.

PART C

OTHER INFORMATION

OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

Reference is made to the Registrant's Declaration of Trust, which is filed herewith. The following is a summary of certain indemnification provisions therein.

A person who is or was a Trustee, officer, employee or agent of the Registrant, or is or was serving at the request of the Trustees as a director, trustee, partner, officer, employee or agent of a corporation, trust, partnership, joint venture or other enterprise shall be indemnified by the Trust to the fullest extent permitted by the Delaware Statutory Trust Act, as such may be amended from time to time, the Registrant’s Bylaws and other applicable law. In case any shareholder or former shareholder of the Registrant shall be held to be personally liable solely by reason of his being or having been a shareholder of the Registrant or any series or class of the Registrant and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the assets belonging to the applicable series (or allocable to the applicable class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Registrant’s Bylaws and applicable law.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defenses of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS.

(1) Charter Document.

(a)	Registrant’s Certificate of Trust is incorporated by reference to the Registration Statement on Form N-1A filed with the Securities & Exchange Commission (“SEC”) on June 16, 2008 (File No. 811-22208).

(b)	Registrant's Agreement and Declaration of Trust is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on October 6, 2008 (File No. 811-22208).

(c)	Amended Schedule A to the Registrant’s Agreement and Declaration of Trust is incorporated by reference to Post-Effective Amendment No. 290 to the Registration Statement on Form N-1A filed with the SEC on April 27, 2018 (File No. 811-22208).

(2) By-laws.

(a)	Registrant's By-Laws are incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on October 6, 2008 (File No. 811-22208).

(b)	Amendment to the Registrant’s By-Laws is incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed with the SEC on March 16, 2010 (File No. 811-22208).

(3) Voting Trust Agreements. None

(4) Agreement of Reorganization. Form of Agreement and Plan of Reorganization is filed herewith as Appendix A to the Proxy Statement/Prospectus.

(5) Instruments Defining Rights of Security Holders. None other than in the Declaration of Trust and By-Laws of the Registrant.

(6) Investment Advisory Contracts.

(a)	Investment Advisory Agreement between the Trust and Golub Group, LLC is incorporated by reference to Post-Effective Amendment No. 159 to the Registration Statement on Form N-1A filed with the SEC on May 30, 2014 (File No. 811-22208).

(b)	Investment Advisory Agreement between the Trust and Long Short Advisors, LLC is incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed with the SEC on June 29, 2010 (File No. 811-22208).

(c)	Investment Subadvisory Agreement between Long Short Advisors, LLC and Prospector Partners, LLC is incorporated by reference to Post-Effective Amendment No. 216 to the Registration Statement on Form N-1A filed with the SEC on September 25, 2015 (File No. 811-22208).

(d)	Investment Advisory Agreement between the Trust and Kovitz Investment Group Partners, LLC is incorporated by reference to Post-Effective Amendment No. 265 to the Registration Statement on Form N-1A filed with the SEC on September 20, 2017 (File No. 811-22208).

(e)	Investment Advisory Agreement between the Trust and Foundry Partners, LLC is incorporated by reference to Post-Effective Amendment No. 242 to the Registration Statement on Form N-1A filed with the SEC on August 30, 2016 (File No. 811-22208).

(f)	Investment Advisory Agreement between the Trust and SMI Advisory Services, LLC with respect to the SMI Dynamic Allocation Fund is incorporated by reference Post-Effective Amendment No. 100 to the Registration Statement on Form N-1A filed with the SEC on February 20, 2013 (File No. 811-22208).

(g)	Investment Advisory Agreement between the Trust and SMI Advisory Services, LLC with respect to the Sound Mind Investing Fund is incorporated by reference to Post-Effective Amendment No. 101 to the Registration Statement on Form N-1A filed with the SEC on February 22, 2013 (File No. 811-22208).

(h)	Investment Advisory Agreement between the Trust and SMI Advisory Services, LLC with respect to the Sound Mind Investing Balanced Fund (now known as the SMI 50/40/10 Fund) is incorporated by reference to Post-Effective Amendment No. 101 to the Registration Statement on Form N-1A filed with the SEC on February 22, 2013 (File No. 811-22208).

(i)	Investment Advisory Agreement between the Trust and Bradley, Foster & Sargent is incorporated by reference to Post-Effective Amendment No. 126 to the Registration Statement on Form N-1A filed with the SEC on September 23, 2013 (File No. 811-22208).

(j)	Investment Advisory Agreement between the Trust and Dana Investment Advisors, Inc. with respect to the Dana Large Cap Equity Fund is incorporated by reference to Post-Effective Amendment No. 132 to the Registration Statement on Form N-1A filed with the SEC on October 28, 2013 (File No. 811-22208).

(k)	Amendment to the Investment Advisory Agreement between the Trust and Dana Investment Advisors, Inc. with respect to the Dana Large Cap Equity Fund is incorporated by reference to Post-Effective Amendment No. 296 to the Registration Statement on Form N-1A filed with the SEC on August 31, 2018 (File No. 811-22208).

(l)	Investment Advisory Agreement between the Trust and Dana Investment Advisors, Inc. with respect to the Dana Small Cap Equity Fund is incorporated by reference to Post-Effective Amendment No. 222 to the Registration Statement on Form N-1A filed with the SEC on November 2, 2015 (File No. 811-22208).

(m)	Amendment to the Investment Advisory Agreement between the Trust and Dana Investment Advisors, Inc. with respect to the Dana Small Cap Equity Fund is incorporated by reference to Post-Effective Amendment No. 296 to the Registration Statement on Form N-1A filed with the SEC on August 31, 2018 (File No. 811-22208).

(n)	Investment Advisory Agreement between the Trust and Belmont Capital, LLC dba Belmont Capital Group with respect to the Belmont Theta Income Fund is incorporated by reference to Post-Effective Amendment No. 288 to the Registration Statement on Form N-1A filed with the SEC on April 16, 2018 (File No. 811-22208).

(o)	Investment Advisory Agreement between the Trust and Dana Investment Advisors, Inc. with respect to the Dana Epiphany ESG Equity Fund will be filed by subsequent amendment to the Registration Statement on Form N-1A.

(7) Underwriting Contracts.

(a)	Distribution Agreement among the Trust, Unified Financial Securities, LLC and Kovitz Investment Group Partners, LLC is incorporated by reference to Post-Effective Amendment No. 226 to the Registration Statement on Form N-1A filed with the SEC on February 24, 2016 (File No. 811-22208).

(b)	Distribution Agreement among the Trust, Unified Financial Securities, LLC and SMI Advisory Services, LLC is incorporated by reference to Post-Effective Amendment No. 227 to the Registration Statement on Form N-1A filed with the SEC on February 29, 2016 (File No. 811-22208).

(c)	Distribution Agreement among the Trust, Unified Financial Securities, LLC and Dana Investment Advisors, Inc. is incorporated by reference to Post-Effective Amendment No. 228 to the Registration Statement on Form N-1A filed with the SEC on February 29, 2016 (File No. 811-22208).

(d)	Distribution Agreement among the Trust, Unified Financial Securities, LLC and Foundry Partners, LLC is incorporated by reference to Post-Effective Amendment No. 240 to the Registration Statement on Form N-1A filed with the SEC on July 1, 2016 (File No. 811-22208).

(e)	Distribution Agreement among the Trust, Unified Financial Securities, LLC and Golub Group, LLC is incorporated by reference to Post-Effective Amendment No. 238 to the Registration Statement on Form N-1A filed with the SEC on May 31, 2016 (File No. 811-22208).

(f)	Distribution Agreement among the Trust, Unified Financial Securities, LLC and Bradley, Foster & Sargent, Inc. is incorporated by reference to Post-Effective Amendment No. 244 to the Registration Statement on Form N-1A filed with the SEC on September 28, 2016 (File No. 811-22208).

(g)	Distribution Fee Agreement between Unified Financial Securities, LLC and Long Short Advisors, LLC is incorporated by reference to Post-Effective Amendment No. 250 to the Registration Statement on Form N-1A filed with the SEC on February 28, 2017 (File No. 811-22208).

(h)	Distribution Agreement between the Trust and Ultimus Fund Distributors, LLC is incorporated by reference to Post-Effective Amendment No. 288 to the Registration Statement on Form N-1A filed with the SEC on April 16, 2018 (File No. 811-22208).

(8) Bonus or Profit Sharing Contracts. None.

(9) Custodial Agreement.

(a)	Custody Agreement between the Trust and Huntington National Bank is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the SEC on October 6, 2008 (File No. 811-22208).

(b)	Amended Appendix B to the Custody Agreement between the Trust and Huntington National Bank is incorporated by reference to Post-Effective amendment No. 288 to the Registration Statement on Form N-1A filed with the SEC on April 16, 2018 (File No. 811-22208).

(c)	Amended Appendix D to the Custody Agreement between the Trust and Huntington National Bank is incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed with the SEC on June 29, 2010 (File No. 811-22208).

(d)	Custody Agreement between the Trust and US Bank, N.A. is incorporated by reference to Post-Effective Amendment No. 245 to the Registration Statement on Form N-1A filed with the SEC on September 28, 2016 (File No. 811-22208).

(e)	Amendment No. 1 to the Custody Agreement between the Trust and US Bank, N.A. is incorporated by reference to Post-Effective Amendment No. 290 to the Registration Statement on Form N-1A filed with the SEC on April 27, 2018 (File No. 811-22208).

(10) Rule 12b-1 Plans and Rule 18f-3 Plans.

(a)	Rule 12b-1 Plan for Golub Group Equity Fund is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A filed with the SEC on March 10, 2009 (File No. 811-22208).

(b)	Rule 12b-1 Plan for Foundry Partners Fundamental Small Cap Value Fund (formerly known as the Dreman Contrarian Small Cap Value Fund) is incorporated by reference to Post-Effective Amendment No. 104 to the Registration Statement on Form N-1A filed with the SEC on February 28, 2013 (File No. 811-22208).

(c)	Rule 12b-1 Plan for BFS Equity Fund is incorporated by reference to Post-Effective Amendment No. 126 to the Registration Statement on Form N-1A filed with the SEC on September 23, 2013 (File No. 811-22208).

(d)	Rule 12b-1Plan for Dana Large Cap Equity Fund is incorporated by reference to Post-Effective Amendment No. 132 to the Registration Statement on Form N-1A filed with the SEC on October 28, 2013 (File No. 811-22208).

(e)	Rule 12b-1 Plan for Dana Small Cap Equity Fund is incorporated by reference to Post-Effective Amendment No. 222 to the Registration Statement on Form N-1A filed with the SEC on November 2, 2015 (File No. 811-22208).

(f)	Rule 12b-1 Plan for Dana Epiphany ESG Equity Fund will be filed by subsequent amendment to the Registration Statement on Form N-1A.

(g)	Rule 18f-3 Plan for Foundry Partners Fundamental Small Cap Value Fund is incorporated by reference to Post-Effective Amendment No. 242 to the Registration Statement on Form N-1A filed with the SEC on August 30, 2016 (File No. 811-22208).

(h)	Rule 18f-3 Plan for Dana Large Cap Equity Fund is incorporated by reference to Post-Effective Amendment No. 132 to the Registration Statement on Form N-1A filed with the SEC on October 28, 2013 (File No. 811-22208).

(i)	Rule 18f-3 Plan for Dana Small Cap Equity Fund is incorporated by reference to Post-Effective Amendment No. 222 filed November 2, 2015 (File No. 811-22208).

(j)	Rule 18f-3 Plan for Dana Epiphany ESG Equity Fund will be filed by subsequent amendment to the Registration Statement on Form N-1A.

(11) Opinion and Consent of Counsel. Filed herewith.

(12) Opinion and Consent of Counsel regarding tax matters. Opinion will be filed by subsequent amendment to the Registration Statement on Form N-1A.

(13) Other Material Contracts.

(a)	Master Services Agreement between the Trust and Ultimus Fund Solutions, LLC is incorporated by reference to Post-Effective Amendment No. 288 to the Registration Statement on Form N-1A filed with the SEC on April 16, 2018 (File No. 811-22208).

(b)	Amended Expense Limitation Agreement between the Trust and Long Short Advisors, LLC is incorporated by reference to Post-Effective Amendment No. 298 to the Registration Statement on Form N-1A filed with the SEC on September 28, 2018 (File No. 811-22208).

(c)	Expense Limitation Agreement between the Trust and Kovitz Investment Group Partners, LLC is incorporated by reference to Post-Effective Amendment No. 278 to the Registration Statement on Form N-1A filed with the SEC on February 28, 2018 (File No. 811-22208).

(d)	Amended and Restated Expense Limitation Agreement between the Trust and Foundry Partners, LLC is incorporated by reference to Post-Effective Amendment No. 294 to the Registration Statement on Form N-1A filed with the SEC on May 31, 2018 (File No. 811-22208).

(e)	Amended Expense Limitation Agreement between the Trust and SMI Advisory Services, LLC with respect to the Sound Mind Investing Fund, the SMI Conservative Allocation Fund (now known as the SMI 50/40/10 Fund), and the SMI Dynamic Allocation Fund is incorporated by reference to Post-Effective Amendment No. 276 to the Registration Statement on Form N-1A filed with the SEC on February 28, 2018 (File No. 811-22208).

(f)	Amended and Restated Expense Limitation Agreement between the Trust and Bradley, Foster & Sargent, Inc. is incorporated by reference to Post-Effective Amendment No. 297 to the Registration Statement on Form N-1A filed with the SEC on September 28, 2018 (File No. 811-22208).

(g)	Amendment Expense Limitation Agreement between the Trust and Dana Investment Advisors, Inc. with respect to the Dana Large Cap Equity Fund is incorporated by reference to Post-Effective Amendment No. 276 to the Registration Statement on Form N-1A filed with the SEC on February 28, 2018 (File No. 811-22208).

(h)	Amended Expense Limitation Agreement between the Trust and Dana Investment Advisors, Inc. with respect to the Dan Small Cap Equity Fund is incorporated by reference to Post-Effective Amendment No. 276 to the Registration Statement on Form N-1A filed with the SEC on February 28, 2018 (File No. 811-22208).

(i)	Amended Expense Limitation Agreement between the Trust and Golub Group, LLC with respect to the Golub Group Equity Fund is incorporated by reference to Post-Effective Amendment No. 294 to the Registration Statement on Form N-1A filed with the SEC on May 31, 2018 (File No. 811-22208).

(j)	Expense Limitation Agreement between the Trust and Belmont Capital, LLC dba Belmont Capital Group with respect to the Belmont Theta Income Fund is incorporated by reference to Post-Effective Amendment No. 288 to the Registration Statement on Form N-1A filed with the SEC on April 16, 2018 (File No. 811-22208).

(k)	Expense Limitation Agreement between the Trust and Dana Investment Advisors, Inc. with respect to the Dana Epiphany ESG Equity Fund will be filed by subsequent amendment to the Registration Statement on Form N-1A.

(14) Other Opinions. Consent of Auditors is filed herewith.

(15) Omitted Financial Statements. None.

(16) Powers of Attorney. Powers of Attorney are filed herewith.

(17) Other. None.

ITEM 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item 16 (12)(a) of Form N-14 within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Indianapolis and State of Indiana, on the 15th day of October, 2018.

VALUED ADVISERS TRUST

By:	/s/ Adam T. Kornegay
Adam T. Kornegay
President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below on by the following persons in the capacities indicated on the 15th day of October, 2018:

Name	Title

*
Andrea N. Mullins	Trustee

*
Ira P. Cohen	Trustee

*
Mark J. Seger	Trustee

/s/ Bryan W. Ashmus
Bryan W. Ashmus	Treasurer and Principal Financial Officer

*By:	/s/ Carol J. Highsmith
Carol J. Highsmith, Vice President, Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit Number	Description
11	Opinion and Consent of Counsel
14	Consent of Auditors
16	Powers of Attorney